SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K-A1


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           August 7, 1996
                           Date of Report
                  (Date of Earliest Event Reported)

                       G/O INTERNATIONAL, INC
       (Exact Name of Registrant as Specified in its Charter)

   Colorado              0-24688              76-0025986
(State or other  (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                          11849 Wink
                     Houston, Texas 77024
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                      (713) 783-1204

                               N/A
 (Former Name or Former Address if changed Since Last Report)


Item 1.  Changes in Control of Registrant.

None; not applicable.

Item 2. Acquisition or Disposition of Assets.

Pursuant to a Reorganization Plan and Agreement ("Plan") dated July 26, 1996, between and among: (i) the Company, (ii) G/O International (Cayman) Inc., a Cayman Island corporation, that, prior to the Reorganization described herein, was the Company's wholly owned subsidiary ("G/O Cayman"), (iii) Valle Grande S.A. de C.V., a Mexican corporation, ("Valle Grande") and (iv) the beneficial owners of 329,856,844 shares of capital stock of Valle Grande which constitutes 96.45% of the issued and outstanding capital stock of Valle Grande ("Valle Grande Shareholders"), G/O Cayman issued, in a stock for stock exchange, a total of 15,333,690 of its Ordinary Shares, $0.0001 par value per share, for a total of 329,856,844 shares or 96.45% of the issued and outstanding shares of capital stock of Valle Grande, thereby giving G/O Cayman control of Valle Grande and its subsidiary corporations. No cash or other consideration was tendered in connection with the Reorganization.

Upon completion of the Reorganization, G/O Cayman had a total of 17,433,500 Ordinary Shares, $0.0001 par value per share, issued and outstanding, of which a total of 15,333,690 or approximately 88% are held by the Valle Grande Shareholders and 2,099,809 or approximately 12% are held by the Company.

In connection with the completion of the Plan:

  1.   John Benbow and Peter Anderson, the two directors of G/O
Cayman, resigned, and were replaced by the following nine person board of directors who were nominated by the Valle Grande
Shareholders for the terms designated:


              Name                        Class       Term

       Sebastian Rivera Pena                I        1 year

       German Garcia Aztiazaran             I        1 year

       Gilberto Munoz Almada                I        1 year

       Juan Manuel Mancilla                 II       2 years

       Fernando Tapia Gamez                 II       2 years

       Eduardo Gutierrez Bustamante         II       2 years

       Enrique Ignacio Taia Camou           III      3 years

       Eduardo Javier Tapia Camou           III      3 years

       German Tapia Gamez                   III      3 years

  2. The Company distributed a total of 2,099,809 of the Ordinary Shares of G/O Cayman to Luis A. Ochoa, Esq. of the Law Firm of DeConcini McDonald Brammer Yetwin & Lacy, as escrow agent, ("Dividend Escrow Agent"), who, according to the terms of a Dividend Escrow Agreement entered into between the Company and the Escrow Agent, will in turn distribute such shares of G/O Cayman to the shareholders of the Company (and/or their assigns) as of July 24, 1996 (the "Dividend Record Date"), upon registration of such class of Ordinary Shares by G/O Cayman with the United States Securities Exchange Commission ("SEC") under
Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Dividend Escrow").

  3. Seven of the Company's shareholders, determined as of the Dividend Record Date, assigned their respective interests in and to a total of 989,924 Ordinary Shares of G/O Cayman distributable from the Dividend Escrow, to three corporate entities domiciled outside of the United States ("Share Assignment").

  4. Nine of the Company's shareholders ("Company's Shareholders"), determined as of the Dividend Record Date, along with the assignee of a total of 689,924 Ordinary Shares of G/O Cayman under the Share Assignment, executed and delivered a Share Lock-Up Agreement appointing Givens Hall Bank & Trust, Ltd., Georgetown, Grand Cayman, Cayman Islands, British West Indies as Share Lock-up Agent to hold a total of 1,379,848 Ordinary Shares of G/O Cayman delivered upon distribution of the Dividend Escrow for future release by mutual instruction of the shareholders delivering such shares pursuant to the Share Lock-Up Agreement ("Shareholders"). At the time of execution of the Share Lock-Up Agreement a joint instruction was delivered providing that the Escrow Agent was to distribute to Q-Marq Securities, Ltd. ("Q-Marq"), on May 31, 1997, that number of Shares deposited by the Company's Shareholders, remaining (after any authorized distributions) determined by multiplying the number of Shares deposited by the Company's Shareholders (reduced by any authorized distributions prior to May 31, 1997) by the fraction, the numerator of which is the amount of financing raised G/O International (Cayman) Inc., a Cayman Island corporation on or before May 31, 1997 and the denominator of which is USD$30,000,000. The Share Lock-Up Agent was further instructed that any Shares collectively deposited by the Company's Shareholders not otherwise distributed to the Company's Shareholders, or their agent, from the Escrow on or before May 31, 1997, shall be distributed to the remaining party to the Share Lock Up Agreement.

As the result of the Reorganization, the Company divested a total of approximately 88% of its interest in G/O Cayman through the issuance of 15,333,690 Ordinary Shares of G/O Cayman to the Valle Grande Shareholders in exchange for 96.45% interest in Valle Grande. Further, the 12% interest, represented by 2,099,809 Ordinary Shares of G/O Cayman held by the Company have been distributed to the Company's shareholders as of July 24, 1996, subject to G/O Cayman's registering its class of Ordinary Shares, par value $0.0001 par value per share, with the SEC pursuant to
Section 12(g) of the Securities and Exchange Act of 1934.

To the best knowledge of the Company's management, no Valle Grande Shareholder and no member of the management of Valle Grande are the holders of any shares of the Company's $0.01 par value per share common stock; the only interests held by the Valle Grande Shareholders in G/O Cayman were acquired under the Plan; and the Share Lock-Up Agreement and through the Share Assignment; the consideration exchanged by the Valle Grande Shareholders was capital stock of Valle Grande; and no bank loans were used as a part of the exchange. The following table sets forth the names and addresses of the Valle Grande Shareholders and their respective interests acquired in G/O Cayman, to wit:

       Name & Address            Number of Shares      Percentage
Auto Rentas Del Pacifico
Boulevard Kino, 1110 Col. Pitic
Hermosillo, Sonora
Mexico                                  11,884            .068

Fierro Echave Ramon
Boulevard Kino, 1110 Col. Pitic
Hermosillo, Sonora
Mexico                                  38,966            .223

Inmobiliaria Cocoris
Boulevard Kino, 1110 Col. Pitic
Hermosillo, Sonora
Mexico                                 781,950            4.48

L Tonelli Limited
Commerce House, Les Banques
St. Peter Port, Guernsey
Channel Islands GY13WP               6,086,050           34.91

Dolomiti Limited
Commerce House, Les Banques
St. Peter Port, Guernsey
Channel Islands GY13WP                 557,830            3.19

Berninee Limted
Commerce House, Les Banques
St. Peter Port, Guernsey
Channel Islands GY13WP               6,092,045           34.94

Capriccio Limited
Commerce House, Les Banques
St. Peter Port, Guernsey
Channel Islands GY13WP                 557,830            3.19

Tapia Camou Ana Maria
Boulevard Kino, 1110 Col. Pitic
Hermosillo, Sonora
Mexico                                 665,303            3.81

Tapia Gamez German
Boulevard Kino, 1110 Col. Pitic
Hermosillo, Sonora
Mexico                                 417,108            2.39

Versacce Limted
Commerce House, Les Banques
St. Peter Port, Guernsey
Channel Islands GY13WP                 124,724            .71
                 TOTALS             15,333,690


Valle Grande, through four of its subsidiaries is the owner and operator of four hotels, all located in Mexico, as follows:

      Subsidiary             Hotel Facility              Location

Hoteles Costa Alegre, Holiday Inn-Vallarta Beach Puerto Vallarta,
S.A.  de C.V.         Hotel & Resort             Jalisco, Mexico

Empresas Tapia Gamez, Holiday Inn Hotel          Obregon, Sonora,
S.A. de C.V.                                     Mexico

Hotel Nainari, S.A.   Hotel Bugambilia           Hermmosillo,
de C.V.                                          Sonora, Mexico

Hotel Pitic, S.A. de  Holiday Inn Hotel          Hermmosillo,
C.V.                                             Sonora, Mexico

The new management of G/O Cayman has indicated to the Company that they intend to continue to operate these existing properties and, subject to obtaining further financing, to acquire and operate additional hotel properties located in Mexico.

Item 3.  Bankruptcy or Receivership.

None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5.  Other Events.

None; not applicable.

Item 6.  Resignations of Registrant's Directors.

None; not applicable.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Consolidated balance sheets of Valle Grande, S.A. de C.V. and subsidiaries as of December 31, 1995 and 1994 (audited), and September 30, 1996 (unaudited).

G/O International (Cayman) Inc. unaudited financial statements as of September 30, 1996

(b) Pro-forma Financial Information.

Proforma financial statements of G/O International, Inc.; Leather Leather, Inc.; and Valle Grande S.A. de C.V. at June 30, 1996.*

       * For financial statements of Leather Leather, Inc., see the Company's Current Report on Form 8-K-A1 , dated September 25, 1996.

(c) Exhibits.

Description of Exhibit*                      Exhibit
                                             Number

Agreement and Plan of Merger                    2

       Schedule A-Valle Grande Shareholders
       Schedule B-Valle Grande Subsidiaries
       Schedule C-Valle Grande Assets
       Schedule D-Valle Grande Licenses and
                  Permits
       Schedule E-Valle Grande Contracts
       Schedule F-Valle Grande Equipment
       Schedule G-Valle Grande Existing Mortgages,
                  Liens and Etc.
       Schedule H-Valle Grande Insurance
       Schedule I-Employees, Pensions and Sick
                  Leave Policies
       Schedule J-Valle Grande Litigation
       Schedule K-Valle Grande Material Changes
       Schedule L-G/O International, Inc.-subsidiaries
       Schedule M-G/O International, Inc.-documents
                  filed with the Securities and
                  Exchange Commission and changes
       Exhibit 1-Valle Grande Financial Statements
                 December 31, 1995 and 1994
       Exhibit 2-Investment Letter
       Exhibit 3-Finders

Dividend Escrow Agreement                           10.1

Share Lock Up Agreement                             10.2

Item 8. Changes in Fiscal Year.

None; not applicable.



SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     G/O INTERNATIONAL, INC.



Date: Jan. 31, 1997  By: J. L. Burns
                        ----------------
                        Jack Burns, President and Treasurer


Sotomayor
Elias, S.C.
(Letterhead)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders of
VALLE GRANDE, S.A. DE C.V.

We have audited the consolidated balance sheets of VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES as of December 31, 1995 and 1994, and the related consolidated statements of income, changes in stockholders' equity and changes in financial position for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Mexico, which are substantially the same as those followed in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of VALLE GRANDE, S.A. DE C.V. W SUBSIDIARIES as of December 31, 1995 and 1994, and the consolidated results of their operations, changes in stockholders' equity and changes in financial position for each of the three years in the period ended December 31, 1995 in conformity with accounting principles generally accepted in Mexico.

The accounting principles applied vary in certain respects from accounting principles generally accepted in the United States of America. In our opinion, based on our audits, application of accounting principles generally accepted in the United States of America would have affected the determination of the amount shown as net loss for the years ended December 31, 1995, 1994 and 1993, and the amount of total stockholders' equity as of December 31, 1995 and 1994 to the extent summarized in Note 18 to the consolidated financial statements.

The figures for September 30, 1996 have not been audited and are presented only for comparative purposes.

DESPACHO SOTOMAYOR ELIAS, S.C.
CONTADORES PUBLICOS

/s/C.P. Rodrigo Sotomayor Elias

Hermosillo, Sonora, Mexico
March 18, 1996
(Except with respect
to constant currency
as discussed in Note lf and
unaudited figures for
September 1996)

                   VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               AS OF DECEMBER 31, 1995 AND 1994 AND SEPTEMBER 30, 1996
                   (ADJUSTED FOR PRICE-LEVEL CHANGES AND EXPRESSED
         IN THOUSANDS OF CONSTANT MEXICAN PESOS AS OF SEPTEMBER 30, 1996)
                                     Unaudited
                                     September
                                       1996          1995        1994
               ASSETS

 CURRENT ASSETS
 Cash and temporary Investments
    (Note 2)                         $  2,559      $ 2,096    $ 26,754
 Notes and trade accounts
 receivable (Note 3)                   12,480       23,813      44,730
 Inventories                              937          949       2,228
 Advanced payments (Note 4)             1,857          519         790
                                       17,833       27,377      74,502
 INVESTMENTS
 Investments in shares (Note 5)         7,761        9,363      14,412
 Trust rights                          44,738       53,860      14,157
 Investments in affiliated companies
     (Note 6)                          10,598       12,759       8,152
                                       63,097       75,982      36,721
 FIXED ASSETS (Note 7)
 Land                                 163,521      163,521     137,988
 Buildings and construction           229,256      229,254     260,007
 Office furniture and fixtures         58,688       58,287      66,250
 Transportation equipment               3,497        3,480       3,611
                                      454,962      454,542     468,656

 Accumulated depreciation             (61,430)     (51,375)    (72,768)
                                      393,524      403,167     395,888
 DEFERRED ASSETS
 Bond Issue expenses (Note 8)              76           91         139
 Prepaid expenses (Note 9)                 64           77         145
                                          140          168         284
 OTHER ASSETS (NOTE 10)
 Land                                   4,923        4,923       6,234
 Construction in progress               2,247            5           7
                                        7,170        4,928       6,241

 TOTAL ASSETS                        $481,764     $511,622    $513,636


 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
 Notes and accounts payable
    (Note 11)                         $55,094      $73,424     $94,580
 Reserves and provisions                  830          125         256
 employees' profit sharing payable          2           10           5
 Tax on assets payable                               2,043       2,831
                                       55,926       75,602      97,672

 LONG-TERM LIABILITIES
 Notes payable (Note 12)              181,749      221,037     204,873
 Accrued seniority premiums
    cost (Note 13)                        437          462         695
 Mortgage bonds (Note 14)              12,002       14,450      18,295
 Deferred value added tax payable                                  594
                                      194,188      235,949     224,457
 TOTAL LIABILITIES                    250,114      311,551     322,129

 STOCKHOLDERS' EQUITY
 Capital stock, fixed and variable
     (Note 15)                        116,934      116,934      66,629
 Excess from reinstatement of
     stockholders' equity (Note 16)   345,714      345,714     318,816
 Paid-in capital                        2,538        2,538       2,538
 Legal reserve                          5,218        5,218       5,218
 Retained earnings (Deficit)         (270,333)    (248,503)    (70,277)
 Net income (loss) for the year        31,579      (21,830)   (131,417)

 TOTAL STOCKHOLDERS' EQUITY           231,650      200,071     191,507

 TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY                           $48l,764     $511,622    $513,636

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL STATEMENTS

                   VALLE GRANDE S.A. DE C.V. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1995 AND 1994
                  (ADJUSTED FOR PRICE-LEVEL CHANGES AND EXPRESSED
                       IN THOUSANDS OF CONSTANT MEXICAN PESOS
                             AS OF SEPTEMBER 30, 1996)

 NOTE 1) THE COMPANY'S MAIN ACTIVITIES

The main activities of the company are offering lodging, restaurant, and bar services, as well as the renting of halls for special events.

OTHER SECONDARY OBJECTIVES

a) Purchase and sale of all kinds of products for trading by the company or other companies.

b) The promotion and fomentation of industrial, commercial and touristic development and acquisition, sale or any other juridical acts with shares, participation certificates, bonds, debentures and all class of instruments issued by Mexican societies.

c) The promotion and foment of industrial, commercial and touristic development by the purchase, sale or any juridical act with real estate, factories, laboratories, plants, warehouses, machinery, furniture, credits and rights.

d) To grant, stand for, guarantee loans given to societies which the company is or is not the owner, as well as give warranty in favor of third parties.

e) Give all kinds of services and make promotional, enlargement or restructuration studies destined exclusively for societies which the company is proprietor of, or any other society which the company has the intention of having stock participation.

f) Acquire and rent all kinds of real estate with the intention of selling or using them in all kinds of business operations.

g) In general, carry out all class of representations, commissions, celebrate contracts and do all kinds of acts necessary to reach the company's goals.

ACCOUNTING POLICIES

a) Consolidation principles

The financial statements include the accounts of VALLE GRANDE, S.A. DE C.V., and its subsidiaries, except Intervuelos, S.A. de C.V., Agrofrutales de Sonora, S. de R.L. de C.V., Hotelera Rio Sonora, S.A. de C.V., and Delfin Vacation Club, S.A. de C.V.; the balances of all the current accounts, as well as important transactions between related parties have been eliminated.

b) Accounts receivable

A monthly allowance for doubtful accounts is registered, it is calculated by applying a 19 rate to the previous month sales.

c) Inventories

Inventories are valued at their average cost. The amounts shown for inventories do not exceed their market value.

d) Property and equipment

The investments in real estate, furniture and equipment are registered at their acquisition and installation values.
The repairs and adaptations to these investments are capitalized, when those repairs represent additions or improvements to these assets. Depreciation is determined on the assets balances at year end by the straight-line method. In this year, the depreciation rates were modified due to an appraisal made by an independent expert, who provided the remaining useful life for each type of asset.

e) Allowance and provisions

The company has allowances for seniority premiums, year end bonus, vacation premiums and dismissal indemnity, which are calculated on a monthly basis by applying to each month wages specific rates, that vary according to each company severance compensation plans.

f) Financial statements presentation

The financial statements were prepared in conformity with B-10 accounting principle, consequently:

1. The financial statements are stated in constant Mexican pesos of September 30, 1996 purchasing power. In the statement of income, items are restated monthly by applying to each months balances a restatement factor. This factor is obtained by dividing the National Consumer Price Index of the month the financial statement is referring to and the National Consumer Price Index of the month the income item balances refers to.

2. Restatement of the stockholders' equity is distributed between each item that conforms it.

The statement of changes in the financial position was prepared considering as resources provided or used, the change in constant Mexican pesos of the different items in the balance sheet.

NOTE 2) CASH AND TEMPORARY INVESTMENTS

The balance in this account is represented by cash funds and checking accounts in national and foreign currency (US dollars), US dollars currency accounts are valued at $ 7.6842 pesos for one dollar, this exchange rate is the prevailing at December 31, 1995. The balances of December 31, 1994 were restated with the annual inflation factor of
1.5196 for presentation purposes.

                               1995            1994

     Cash                     $ 398           $ 215
     Banks National Currency  1,481           5,741
     Banks Foreign Currency
      (U.S. Dollars)            214             292
     Investments in realizable
      securities                  3          20,506
                            $ 2,096         $26,754

NOTE 3) INTEGRATION OF NOTES AND TRADE ACCOUNTS RECEIVABLE

                               1995            1994

      Clients               $ 7,413        $ 26,575
      Others:
      Wage credit                                50
      Sundry debtors         14,160           9,106
      Tax advances              398             313
      Executives and employees  288             281
      Recoverable value added
        tax                     285             466
      Delfin Vacation Club,
        S.A. de C.V.          1,400
      Notes receivable                          149
      Intervuelos, S.A.
        de C.V.                               3,735
      Empresas Tapia Gamez,
        S.A. de C.V.                          1,448
      Hotelera Rio Sonora,
        S.A. de C.V.                          1,417
      Other debtors             160           1,632
                             24,104          45,172

      Minus:
      Allowance for doubtful
        accounts               (291)           (442)
                           $ 23,813        $ 44,730

NOTE 4) INTEGRATION OF ADVANCED PAYMENTS

                               1995            1994
      Advances to suppliers   $ 263           $ 248
      Other advance payments    161             400
      Guaranty deposits          95             142
                              $ 519           $ 790

NOTE 5) INVESTMENTS IN SHARES

This item is represented by the acquisition of equity securities (shares)
and is integrated as follow:
                               1995            1994
      Grupo Financiero
        Inverlat, S.A.      $ 8,522        $ 12,921
      Banca Confia, S.A.        841           1,277
      Other investments                         214
                            $ 9,363        $ 14,412

NOTE 6) INVESTMENTS IN AFFILIATED COMPANIES

                               1995            1994
 It's integration is as follows:
      Delfin Vacation Club,
        S.A. de C.V.        $ 4,544        $
      Hotelera Rio Sonora,
        S.A. de C.V.          4,866           7,394
      Intervuelos, S.A.
        de C.V.               3,345             758
      Other enterprises of
        the group                 4
                           $ 12,759         $ 8,152

NOTE 7) PROPERTY AND EQUIPMENT

RESTATED FIGURES

                               1995            1994
       Land               $ 163,521       $ 137,988
       Building and
         constructions      229,254         260,807
       Furniture and
         equipment           58,287          66,250
       Transportation
         equipment            3,480           3,611
                            454,542         468,656
       Accumulated
         depreciation       (51,375)        (72,768)
                          $ 403,167       $ 395,888

The real estate property of Hotel Nainari, S.A. de C.V., (Subsidiary Company) are granted as guarantee for the bond issue and as guarantee for the loan of $10,000,000 American dollars given by Multibanco Commermex, S.A., real estate assets of subsidiary companies, Hotel Pitic, S.A. de C.V., Hotel Nainari, S.A. de C.V. and Hotelera de Nogales, S.A. de C.V. were granted.

NOTE 8) BOND ISSUE EXPENSES

This item refers to incurred expenses in the issuing of the mortgage bonds, that will be amortized in a 7 year period.

NOTE 9) PREPAID EXPENSES

This caption is represented by expenses of seniority premiums coming from previous years, these expenses will be amortized in a 14 year period determined by the workers remanent labour life.

NOTE 10) OTHER ASSETS

Caption represented by land and construction in progress located in the city of Nogales, Sonora.

NOTE 11) INTEGRATION OF CURRENT NOTES AND ACCOUNTS PAYABLE

                                         1995               1994
         Notes payable               $ 42,218           $ 60,173
         Suppliers                      4,069              9,800
         Sundry creditors              12,706             12,865
         Taxes payable                  5,674              2,996
         Invertur del Pacifico,
           S.A. de C.V.                   -                2,014
         Payable tickets to airlines      357                303
         Advances on reservations       3,635              2,314
         Income tax payable             1,500
         Value added tax payable          981              1,346
         Other creditors                2,284              2,769
                                     $ 73,424           $ 94,580

NOTE 12) INTEGRATION OF LONG TERM NOTES PAYABLE

                                         1995               1994

BANCO MEXICANO, S.A.

Loan for $302,863 American dollars
valued at the exchange rate of $7.6842
and $4.94 at December 31, 1995 and 1994
bearing interest at the prime rate plus
6 points, with maturity in December
5, 1995.                              $ 1,681           $ 2,737

Interest and exchange loss                                  208

ARRENDADORA BANCOMER, S.A.

Loans contracted for the acquisition
of fixed assets. The last loan is due
during January 1996.                       41               999

BANCOHER, S.A.

Loans contracted for operating
expenses, at an annual rate of 235.
The last loans is due on January 26,
1993.                                                     8,050

Interest earned                                             100

INVERIAT, S.A.

Loan for $1,490,000 American dollars
valued at the exchange rate of $7.6842
bearing interest at libor plus 6
points, contracted for the acquisition
of trust rights. The loan is due on
October 5, 2003 with a grace period of
two years.                             13,784

Interest earned                         1,706

Loan for $6,935,000 American dollars
valued at the exchange rate of
$7,6842 and $4.94 at December 1995
and 1994, bearing interest at libor
plus 6.5 points, maturing on October
5, 2009.                               64,156            62,675

Earned interest                         7,812             1,349

MULTIBANCO COKERMEX, S.A.

Loan for $5,882,950 American dollars
valued at the exchange rate of
$7.6842 and $4.94 at December 1995
and 1994 bearing interest at libor
plus 7.5 points, contracted for the
restructuring of debt and maturing
on July 5, 2002.                       54,423            53,167

Interest earned                         6,545             1,383

Loans for $4,117,050 American dollars
valued of the exchange rate of $7.6842
and $4.94 at December 31, 1995 and 1994
bearing interest of libor rate plus 6.5
points, assigned for the rooms remodeling
with maturity on July 5, 2002.         38,087            37,208

Earned interest                         4,279               881

Credit for $718,121 American dollars
valued at the exchange rate of $ 7.6842
and $4.94 at December 31, 1995 and 1994
bearing interest of libor rate plus 6.5
points and destined for the rooms
remodeling, with maturity on
July 5, 2002.                           5,862             7,857

Earned interest                         2,899               245

Loan for $4,000,000 American dollars
valued at the exchange rate of $7.6842
and $4.94 at December 31, 1995 and 1994
bearing interest of libor rate plus
7 points, assigned for working capital
and remodeling with maturity on October
5, 2004.                               39,184           36,150

Earned Interest                         2,769            1,129

INVERTUR DEL PACIFICO

Loan bearing interest of the CETES rate
with maturity on October 3, 1994.         703            1,068

FIDEICOMISO RIO SONORA

Loan for the acquisition of land with
expiration of December 31, 1995.                         6,135

EDVARDO AVINA BATIZ AND PARTNERS

Loan for the acquisition of shares bearing
interest of CD rate plus P. RATE/2/2 with
the final expiration in May of 2000.    8,867           10,693

BANCA SERFIN

Loan destined to assume the liabilities
and discharge the solidary obligation
that in relation with that credit they
had with Invertur del Pacific, S.A. de
C.V. and Burquez Brothers with the
purpose of consolidating liabilities
contracted by the same financial
institution, bearing interest of 80% of
CETES with maturity on April of 1995.                   21,496

Earned Interest                                          1,805

Unsecured loan bearing interest rate of
25.5+ with maturity on December 16, 1994.                3,659

Interest                                                   217

Unsecured loan with maturity on October
13, 1995, with an annual interest rate
of 43%.                                 3,491

Earned interest                           432

COMERMEX, S.A.

Financial lease contract subscribed with
Arrendamiento Dinamico Serfin, S.A. de
C.V., to acquire computer equipment
with value of $208,474; the interest
rate was CETES (X) 1.3, the term of the
contract was for 36 months                                 250

ARRENDAMIENTO DINAMICO SERFIN, S.A. DE C.V.

Financial lease contract subscribed for
the acquisition of computer equipment
with value of $208,474, the interest
rate agreed is CETES (X) by 1.3 with
duration of 36 months.                    165

Other documented liabilities               58               97
                                      256,944          259,553
 Minus:
 Current Portion                      (35,907)         (54,685)
                                    $ 221,037        $ 204,873

NOTE 13) LABOUR LIABILITIES

Derived from the actuarial valuation of the labour liabilities of the company at December 31, 1994 the following data was obtained:
* Current benefit obligations as of December 31, 1994:

$ 228

* Projected benefit obligations projected to:

 a) January 1, 1994: $484
 b) December 31, 1994: $508

* Assets as of:

 a) January 1, 1994: $0
 b) December 31, 1994: $0

* Unamortized prior service cost and plan modifications as of December 31, 1994: $0

* Unamortized assumption variations and experience adjustments
(loss)/gain, as of December 31, 1994: $(6).

* Additional liabilities adjusted amount as of December 31, 1994:
$(14)

* Unamortized transition liabilities as of December 31, 1994.
$358

* Net period cost as of January 1, 1994: $159

All calculations were made by independent actuaries.

For the year of 1995, the actuarial study was not done by the company, because is was considered that the allowance was adequate for the labour liabilities.

NOTE 14 ) MORTGAGE BONDS

This item is represented by the issuing of 100,000 mortgage bonds, with a nominal value of one hundred pesos for each one with maturity on November 21, 1998, bearing variable interest rates.

The bonds will be amortized in 8 equal payments, these would be semestral, consecutive, fixed and without draws, starting the 42nd month after the issue, each semestral amortization includes a complete series of bonds, with a nominal value of $ 1,250.

The derivated interest of this issue are payable quarterly, however the last time interest were paid was on November 21 of 1992.

As a collateral, real estate assets of Hotel Nainari, S.A. de C.V. (Subsidiary) were given as mortgage; additionally financial and corporate structure limitations of the issuer were established in the contract.

NOTE 15) CAPITAL STOCK

The fixed capital stock in represented by 10,000,000 of shares with value of 10 cents each.

The variable capital stock is composed by 332,002,510 shares with face value of 10 cents each, which comes from the capitalization of the restatement of stockholders! equity accounts.

It's integration is as follows:

           Fixed capital stock               $ 1,000
           Variable capital stock             37,830
           Historic balance                   38,830
           Restatement                        78,104
           Restated balance                $ 116,934

A portion of the stockholders' equity of Hoteles Valle Grande, S. A. de C.V., of $5,573, is included in the variable capital stock, when Delfin Vacation Club, S.A. de C.V., is not consolidating, since it has 46,296,590 shares (18~) of Hoteles Valle Grande, S.A. de C.V., stockholders' equity.

NOTE 16) RESTATEMENT OF FINANCIAL STATEMENTS

The financial statements are restated at replacement cost determined on the basis of appraisals made by independent experts at December 31, 1995.

The item "Excess from restatement of stockholders' equity" is composed as follows:

           Results from monetary position   $ 18,489
           Results from non monetary
              assets holding                 327,225
                                           $ 345,714

The results from holding non monetary assets was obtained by comparing the restatement by using replacement cost and the restatement by using the variation for the year of the National Consumer Price Index, resulting for the year a gain in 1995 of $13,433 representing that the increase in value of the assets was larger than inflation.

The results from monetary position for 1995 resulted into a profit of $73,541 originated by having monetary liabilities larger than monetary assets, which decrease their real value due to inflation. This gain is applied to the years results under the item of "Operational monetary result".

NOTE 17) INTEGRAL COST OF FINANCING

 Its integration is as follows:
                                           1995                1994
            Interest earned              $ 4,638             $
            Interest paid                (47,303)            (18,637)
            Operational monetary result   73,541               5,206
            Exchange gains                 5,597
            Exchange loss                (84,589)            (59,310)
                                       $ (48,116)          $ (72,741)

NOTE 18) DIFFERENCES BETWEEN MEXICAN AND U.S. ACCOUNTING PRINCIPLES

The company's consolidated financial statements are prepared in accordance with Mexican GAAP, which differs in certain respects from U.S. GAAP.

The Mexican GAAP consolidated financial statements include the effects of inflation as provided for under bulletin B-10, as amended, whereas financial statements prepared under U.S. GAAP are presented on a historical cost basis. The following reconciliation to U.S. GAAP does not include the reversal of the adjustments required under bulletin B-10, as amended. The application of bulletin B 10, as amended, represents a comprehensive measure of the effects of price level changes in the inflationary Mexican economy and, as such, is considered a more meaningful presentation than historical cost-based financial reporting for both Mexican and U.S. accounting purposes. The principal differences other than inflation accounting between Mexican GAAP and U.S. GAAP and the effect on net earnings (losses) and total stockholders' equity are presented below. Deferred income taxes under U.S. GAAP arise principally due to the deduction of purchases remaining in inventory for book purposes which are expensed for tax purposes, differences in depreciation expense recognized for book and tax purposes, and differences related to restatements of assets to appraised value.

                                     YEAR ENDED DECEMBER 31,

                                   1995       1994      1993
   Net income (loss)
   Net loss under Mexican GAAP $ (21,830) $(131,417)$ (33,228)

   Approximate U.S. GAAP adjustments:
   Deferred income tax           (14,437)    14,535   (32,255)
   Deferred employee profit
    sharing                       (6,638)    (4,407)  (11,548)
   Approximate net loss under U.S.
   GAAP                          (42,905)  (121,289)  (77,031)
   Weighted average common
   Shares outstanding (000's)    342,002    113,928    42,002
   Approximate net loss per share
   under U.S. GAAP                 (0.13)     (1.06)    (1.83)

Under U.S. GAAP, tax on assets and employee profit sharing are classified as operating expenses.

                                          December 31,
                                      1995             1994
   Stockholders' equity under
     Mexican GAAP                 $ 200,071         $ 191,507
   Approximate U.S. GAAP
     adjustments:
     Deferred income taxes          (46,555)         (32,119)
     Deferred employee profit
       sharing                      (29,748)         (23,109)
   Approximate stockholders'
     equity under U.S. GAAP       $ 123,768        $ 136,279

DEFERRED INCOME TAXES AND EMPLOYEE PROFIT SHARING

Under Mexican GAAP, deferred taxes are provided only for nonrecurring temporary differences, which are defined as items which will reverse and not be replaced by a similar item. Under SFAS No. 109, which requires the liability method of accounting, deferred income taxes are recognized for the tax consequences of all temporary differences both recurring and nonrecurring, between the financial statements carrying amounts, which have been adjusted for inflation and appraised values, and the tax basis of existing assets and liabilities. The deferred taxes related to restatements of assets to appraised value or for the national consumer price index have been considered as a part of the provision.

The tax effect of temporary differences that generated deferred tax (liabilities) assets under SFAS No. 109 are as follows:

                                  DEFERRED        DEFERRED EMPLOYEE
                                INCOME TAXES       PROFIT SHARING
                                DECEMBER 31,        DECEMBER 31,
                               1995      1994     1995      1994
 Current:
   Inventories               $ (496)   $ (804)  $ (146)   $ (237)

 Long-term:
   Fixed assets            (100,999)  (78,157) (29,706)  (22,987)

 Accrued liability
   For employee benefits        241       265       71        78

Tax loss carryforwards       44,409    37,499      -         -
Tax on assets                10,178     8,954      -         -
Other                           112       124       33        37

 Total liability          $(46,555)  $(32,119)$(29,748) $(23,109)

The accompanying notes are an integral part of these consolidated financial statements.


                    G/O INTERNATIONAL (CAYMAN) INC.
                    UNAUDITED FINANCIAL STATEMENTS

                       AS OF SEPTEMBER 30, 1996

             G/O INTERNATIONAL (CAYMAN) INC. AND SUBSIDIARIES
                       UNAUDITED BALANCE SHEET
                       AS OF SEPTEMBER 30, 1996
                     (THOUSANDS OF MEXICAN PESOS)

                                                    Unaudited
                                                    September
                                                      1996
ASSETS

 CURRENT ASSETS
   Cash and temporary investments                    $ 2,559
   Notes and trade accounts
     receivable                                       12,490
   Inventories                                           937
   Advanced payments                                   1,857
                                                      17,833

 INVESTMENTS
   Investments in shares                               7,761
   Trust rights                                       44,738
   Investments in affiliated companies                10,598
                                                      63,097

 FIXED ASSETS
   Land                                              163,521
   Buildings and constructions                       229,256
   Office furniture and fixtures                      58,688
   Transportation equipment                            3,497
                                                     454,962
   Accumulated depreciation                          (61,438)
                                                     393,524
 DEFERRED ASSETS
   Bond issue expenses                                    76
   Prepaid expenses                                       64
                                                         140
 OTHER ASSETS
   Land                                                4,923
   Construction in progress                            2,247

 TOTAL ASSETS                                      $ 461,764

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
   Notes and accounts payable                       $ 55,094
   Reserves and provisions                               830
   Employees' profit sharing payable                       2
                                                      55,926

 LONG-TERM LIABILITIES
   Notes payable                                     181,749
   Accrued seniority premiums cost                       437
   Mortgage bonds                                     12,002
                                                     194,188
 OTHER LIABILITIES
   Minority Interest                                   8,224

 TOTAL LIABILITIES                                   253,338

 STOCKHOLDERS' EQUITY
   Capital stock                                          13
   Contributed surplus and excess from
   restatement of stockholders' equity               192,979
   Net income for the period                          30,434

 TOTAL STOCKHOLDERS' EQUITY                          223,426

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 481,764

               G/O INTERNATIONAL (CAYMAN) INC. AND SUBSIDIARIES
                       UNAUDITED INCOME STATEMENT
                  FOR THE PERIOD ENDING SEPTEMBER 30, 1996

                     (THOUSANDS OF MEXICAN PESOS)

                                                   Unaudited
                                                  September 30,
                                                      1996

 REVENUES
   Net sales                                        $ 53,398
   Commissions earned ticket sales                       899
   Revenues from services                                227
   Other revenues                                      1,808
                                                      56,332
 COSTS AND EXPENSES
   Cost of sales and operating expenses               29,449
   Administrative expenses                            13,989
                                                      43,438
 OPERATING INCOME                                     12,894

 DEPRECIATION AND AMORTIZATION                        10,299

 INTEGRAL FINANCING COST (GAIN)                      (28,960)

 NET INCOME BEFORE MINORITY INTEREST                  31,555

 MINORITY INTEREST                                    (1,121)

 NET INCOME FOR THE PERIOD                          $ 30,434


               G/O INTERNATIONAL (CAYMAN) INC. (NOTE 1)
                      UNAUDITED INCOME STATEMENT
               FOR THE PERIOD ENDING SEPTEMBER 30, 1996

                    (THOUSANDS OF MEXICAN PESOS)

                                                   Unaudited
                                                 September 30,
                                                      1996


 REVENUES

   Participation in results of subsidiaries
    (Note 4)                                        $ 30,458

EXPENSES

   Professional fees                                     (24)

 NET INCOME FOR THE PERIOD                          $ 30,434

               G/O INTERNATIONAL (CAYMAN) INC. (NOTE 1)
                       UNAUDITED BALANCE SHEET
                      AS OF SEPTEMBER 30, 1996
                    (THOUSANDS OF MEXICAN PESOS)

                                                    Unaudited
                                                  September 30,
                                                       1996

ASSETS

 Investments in subsidiary Companies (Note 2)      $ 223,426

TOTAL ASSETS                                         223,426

STOCKHOLDERS' EQUITY (NOTE 3)

 Capital stock                                           13
 Contributed surplus and excess from
 restatement of stockholders' equity
 (Note 2)                                           192,979
 Net income for the period                           30,434

 TOTAL STOCKHOLDERS' EQUITY                       $ 223,426

The accompanying notes are an integral part of these financial statements.

                    G/O INTERNATIONAL (CAYMAN) INC.
                NOTES TO UNAUDITED FINANCIAL STATEMENTS
                       AS OF SEPTEMBER 30, 1996
                    (THOUSANDS OF MEXICAN PESOS)

1. INCORPORATION AND PRINCIPAL ACTIVITY

G/O International (Cayman) Inc. (the "Company") is a Cayman Island corporation that was incorporated on March 12, 1996, by its parent corporation G/O International, Inc., a Colorado corporation (G/O Colorado') on or about May 24, 1996. The Company has never engaged in any business and its principal activity is that of an investment holding company. It is anticipated that the Company will remain a holding company and only indirectly engage in business operations through its subsidiaries. On or about June 26, 1996, the Company acquired, from the holders thereof, 96.45% of the issued and outstanding capital stock of Valle Grande S.A. de C.V. ("Valle Grande"), a corporation (sociedad anonima de capital variable) organized under the laws of the United Mexican States. The shares of capital stock of Valle Grande are the only material asset of the Company. Valle Grande is the sole shareholder of nine subsidiary corporations (sociedad anonima de capital variable) also organized under the laws of the United Mexican States, through which it holds and operates its principal properties.

Valle Grande, through its nine subsidiaries, is engaged in the hospitality business, including the operation of hotels, restaurants and other hospitality-related entities. In its business, Valle Grande owns and operates four hotels, all located in Mexico: Holiday Inn-Puerto Vallarta located in Puerto Vallarta, Jalisco, Mexico; Holiday Inn
Ciudad Obregon located in Ciudad Obregon, Sonora, Mexico; Hotel Bugambilia located in Hermosillo, Sonora, Mexico; and Holiday Inn Hermosillo also located in Hermosillo, Sonora, Mexico. Each of the these hotel facilities is hereinafter referred to individually as a "Hotel" and collectively as the "Hotels."

In addition to the ownership and operation of these Hotels, Valle
Grande, through two of its subsidiaries in engaged in the travel agency business through travel agencies located in its Holiday Inn Hermosillo, located in Hermosillo, Sonora, Mexico, and its Holiday Inn Ciudad Obregon, located in Ciudad Obregon, Sonora Mexico. Further, Valle Grande through another subsidiary provides contract management services for a 244 suite condominium facility located adjacent ~o its Holiday Inn
Puerto Vallarta Hotel in Puerto Vallarta, Jalisco, Mexico. Valle Grande also owns 75 of the 244 suites located in such condominium facility and a contiguous parcel of undeveloped land measuring approximately 138,600 square feet.

2. REORGANIZATION PLAN AND AGREEMENT

On July 26, 1996, the company entered into a reorganization plan and agreement to acquire 329,856,844 shares of common stock (96.45 %) of Valle Grande, S.A. de C.V. (a Mexican corporation) for 15,333,690 shares of common stock in a tax free reorganization wherein Valle Grande, S.A. de C.V. became a subsidiary of the Company. As a result of this reorganization plan and agreement, the subsidiary through its major shareholders owns approximately 88% of the outstanding shares of the company on the merger date. At the acquisition date the company was essentially inactive, with no assets and minimal operations.
Accordingly, the subsidiary became the continuing entity for accounting purposes, and the transaction was accounted for as a reverse acquisition which is accounted for as an exchange of shares between enterprises under common control which is similar to a combination under the pooling of interests method of accounting.

3. STOCKHOLDERS' EQUITY

Authorized capital stock (par value of U.S. dollars 0.0001 each):

              100,000,000 Common shares        $75,374
               10,000,000 Preferred shares       7,537
              390,000,000 Unclassified shares  293,959
                                              $376,870

Issued capital stock:

                2,099,810 Common shares        $     2
               15,333,690 Common shares             11
                                               $    13

The 2,099,810 common shares were issued for a total consideration of $24. The 15,333,690 common shares were issued in accordance with the reorganization plan and agreement dated July 26, 1996.

4. EQUITY METHOD

The accompanying financial statements for the Company include the equity method of accounting for the participation of results in the subsidiary company.

5. SUBSEQUENT EVENTS

Since December 19, 1994, when the economic crisis began, the Mexican economic authorities implemented various debtor relief measures for the purpose of providing relief to Mexican banks as well as the bank's loan debtors. As a result of the Mexican economic crisis, and the peso devaluation, past due loans increased and corporate debtor default became common place by mid-1995. This was a consequence of the high interest rates on outstanding loans, at one time up to 90% in pesos.

Additionally, the peso devaluation from 3.47 pesos per dollar in December 1994 to 7.95 pesos per dollar in December 1996 (a devaluation of 1275), resulted in a currency exchange loss reported by Mexican bank loan debtor's. The currency exchange losses were generated when outstanding loan balances reported in pesos on Mexican bank loan. debtor's balance sheets for loans in which the bank loan debtors had agreed to repay in U.S. dollars. As a result of the peso devaluation, many bank loan debtors defaulted under the original terms of their respective bank loans.

Valle Grande reported such currency exchange losses for its bank loans in its 1994 and 1995 balance sheets and defaulted under the original terms of its bank loans with Inverlat and Banca Serfin.
Pursuant to the original terms of such loans, Inverlat and Banca Serfin's have the right to accelerate and declare immediately due and payable, the outstanding principal balance and accrued interest of their respective loans. Valle Grande has obtained verbal assurances from Inverlat and Banca Serfin that they have no intention of proceeding with any action, legal or otherwise, to declare the loans due and payable and to collect the outstanding loan balances. Inverlat and Banca Serfin have given the Valle Grande group its verbal assurances that they shall renegotiate and restructure the repayment terms in principal balances of the respective loans. The material terms of the Valle Grande group's outstanding bank loans are illustrated in the table below.

 GRUPO VALLE GRANDE
 BANK LOANS TO NOVEMBER
 30,1996

 LONG - TERM LIABILITIES

   Lender               Loan   DATE  MATURITY TERM INTEREST  PESOS
                        type                 YEARS   RATE    7.9
                                                             Ps./dl.
 COMERMEX(INVERLAT)  Long T  250ct-93 5-0ct-04 11 Libor+6.5% 213,689,529
 MEXICANO            Long T  5-Jun-92 5-Dec-96  4  PRIME + 6   1,447,631
 SERFIN             Short T 16-Sep-95 13Oct-95  1     43.00%   3,469,167
 SERFIN             Short T 16-Sep-95 13Oct-95  1     43.00%   1,561,125
                                                             220,167,452

 Short Term Portion                                           36,033,304
 Long Term Portion                                           184,134,148

                          G/O INTERNATIONAL, INC.
                          Proforma Balance Sheet
                               June 30, 1996
                                (Unaudited)

                                  ASSETS

                           Leather
                         Leather, Inc.  Valle Grande
                        (formerly) G/O (formerly) G/O   Proforma
              G/O        International  International  Adjustments
         International       Group       (Cayman)        Increase
              Inc.        (USA), Inc.      Inc.         (Decrease)   Proforma
CURRENT ASSETS

  Cash       $  11,497      $   -         $    -          $   -      $ 11,497

  Total Current
  Assets        11,497          -              -              -        11,497

OTHER ASSETS

  Investments      -            -              -              -           -

TOTAL ASSETS $  11,497      $   -         $    -          $   -      $ 11,497

                    LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES

 Accounts
   payable   $  5,327       $   -         $     -         $   -      $  5,327
 Advances
 from
 stockholders  14,385           -               -             -        14,385

  Total Current
  Liabilities  19,712           -               -             -        19,712

  Total
  Liabilities  19,712           -               -             -        19,712

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock;
  par value $0.01;
  20,000,000
  authorized;
  3,985,372
  issued and
  outstanding  39,854           -               -             -        39,854
  Additional
  paid-in
  capital   2,321,626           -               -             -       321,626
  Accumulated
  deficit  (2,369,695)          -               -             -    (2,369,695)


    Total
    Stockholders'
    Equity
    (Deficit)  (8,215)          -               -             -        (8,215)
TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY
(DEFICIT)     $11,497      $   -          $    -         $   -       $ 11,497

                          G/O INTERNATIONAL, INC.
                          Statement of Operations
                               June 30, 1996
                                (Unaudited)
                           Leather
                         Leather, Inc.  Valle Grande
                        (formerly) G/O (formerly) G/O   Proforma
              G/O        International  International  Adjustments
         International       Group       (Cayman)        Increase
              Inc.        (USA), Inc.      Inc.         (Decrease)   Proforma

SALES        $     21       $     -       $     -       $    -       $     21

EXPENSES

 General and
 administrative 7,446             -             -            -          7,446

Total Expenses  7,446             -             -            -          7,446

LOSS FROM
 OPERATIONS    (7,446)            -             -            -         (7,446)

NET LOSS    $  (7,425)      $     -       $     -        $   -       $ (7,425)

                          G/O INTERNATIONAL, INC.
             Statements of Assumptions and Disclosures for the
                       Proforma Financial Statements
                               June 30, 1996
                                (Unaudited)

BACKGROUND AND HISTORICAL INFORMATION

       G/O International, Inc. (the Company) was incorporated under the laws of the State of Colorado. The Company has had very little activity over the past several years and has been searching for and evaluating potential business acquisitions and combinations.

PROFORMA TRANSACTIONS

       The historical financial information contained herein has been prepared assuming the distribution of shares of the common stock of the subsidiaries of the Company to the shareholders of the Company on a prorata basis.

       Leather Leather, Inc., (Leather) manufactures and sells leather furniture, primarily within the Dallas-Fort Worth and Houston areas. Leather was incorporated effective December 15, 1994. Although some start-up costs were incurred during the first three months of 1995, the Company did not initiate operations until April 1, 1995.

       On September 18, 1996, all of Leather's outstanding stock was acquired by Leather Leather, Inc., a Delaware Corporation formerly known as G/O International (USA), Inc. Leather was incorporated on October 10, 1995, and through September 30, 1996, has had no business or operations and prior to the merger was classified as a development stage enterprise.

       G/O International (Cayman) Inc. (Cayman) is a Cayman Island corporation that was incorporated on March 12, 1996. Cayman has never engaged in any business and its principal activity is that of an investment holding company. On or about June 2, 1996, Cayman acquired, from the holders thereof, 95.45% of the issued and outstanding capital stock of Valle Grande S.A. de C.C. ("Valle Grande"), a corporation organized under the laws of the United Mexican States. Valle Grande is the sole shareholder of nine subsidiary corporations also organized under the laws of the United Mexican States, through which it holds and operates its principal properties.

       Valle Grande, through its nine subsidiaries, is engaged in the hospitality business, including the operation of hotels, restaurants and other hospitality-related entities.

PROFORMA ADJUSTMENTS

       1) Record the distribution of all of the shares of Leather to the shareholders of the Company.

              Investment                   $   -
              Additional paid-in capital       -

                   Total                   $   -

       2) Record the distribution of all of the shares of Cayman to the shareholders of the Company.

              Investment                       -
              Additional paid-in capital       -

                   Total                   $   -

                   REORGANIZATION PLAN AND AGREEMENT


     This Reorganization Plan and Agreement ("Agreement") is made and entered into this 26th day of July, 1996, between and among: (i) G/O International (Cayman) Inc., a Cayman Island corporation, which is referred to herein as the "Company,"
  (ii) G/O International, Inc., a Colorado corporation, which is referred to herein as G/O Colorado (iiii) Valle Grande S.A. de C.V., a Mexican corporation, which is referred to herein as "Valle Grande," and (iv) those persons or entities identified in Schedule A attached hereto, who are the beneficial owners of 329,856,844 shares of capital stock of Valle Grande which constitutes 96.45% of the issued and outstanding capital stock of Valle Grande, which are referred to herein as the "Valle Grande Shareholders".

     WHEREAS, the Valle Grande Shareholders, as set forth in Schedule A hereto, own and have the right to sell, transfer and convey 329,856,844 shares of the capital stock of Valle Grande which constitutes ninety six and one half percent (96.45%) of the issued and outstanding capital stock of Valle Grande; and

     WHEREAS, the Company wishes to acquire the issued and outstanding capital stock of Valle Grande, from the Valle
  Grande Shareholders; and

     WHEREAS, the Valle Grande Shareholders have agreed to deliver 329,856,844 shares of the capital stock of Valle Grande which constitutes ninety six and one half percent (96.45%) of the issued and outstanding shares of capital stock of Valle Grande to the Company in exchange for those shares of the Company s $0.0001 par value per share Ordinary Shares set forth in Schedule A hereto; and

     WHEREAS, in connection with such exchange of shares among the Valle Grande Shareholders and the Company, G/O Colorado, the Company s parent, has agreed, subject to the fulfillment of certain conditions, to distribute the 2,099,809 currently outstanding shares of the Company s $0.0001 par value per share Ordinary Shares held by it to its existing shareholders; and

     WHEREAS, the parties hereto wish to formalize the above mentioned agreements and thereafter accomplish such exchange on the terms and conditions set forth herein.

     NOW THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable considerations, the receipt and adequacy all of which are forever acknowledged and confessed, the parties hereto agree as follows:


     1. REPRESENTATIONS AND WARRANTIES BY VALLE GRANDE, AND THE VALLE GRANDE SHAREHOLDERS. Valle Grande and the Valle Grande Shareholders hereby jointly and severally make the following express representations and warranties to the Company and to G/O Colorado:

          A. Valle Grande is a corporation duly organized, validly existing and in good standing under the laws of the Country of Mexico.

          B. Valle Grande is the holder of one hundred percent of the issued and outstanding capital stock of each of those subsidiaries corporations set forth in Schedule B hereto (the Subsidiaries ). Except as disclosed in Schedule B hereto, Valle Grande has no subsidiaries and does not own any security of any corporation. Further, none of the Valle Grande Shareholders has conducted the business of Valle Grande or any business similar to the business of Valle Grande or related to the business of Valle Grande under any other name or identity. Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the Country of Mexico.

          C. Valle Grande, the Subsidiaries and the Valle Grande Shareholders have taken all necessary steps to assure that Valle Grande and the Subsidiaries have the corporate power and are duly authorized, qualified and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own their properties and conduct their businesses in the places and in the manner now conducted.

          D. Valle Grande has the corporate authority to issue an unlimited number of capital shares of which 342,002,500 shares have been issued and 342,002,500 shares are presently outstanding. In addition, Valle Grande has issued a total of $1,250,000 in principal amount of its mortgage bonds which currently trade on the Mexican Stock Exchange located in Mexico City, Mexico.

          E. The execution, delivery and performance of this Agreement by Valle Grande and the Valle
                 Grande Shareholders and the transactions contemplated hereby:

               (i) are within the corporate powers of Valle
                 Grande, are not in contravention of the terms of any of the terms of the Acta Constitutiva or any amendments thereto of Valle Grande or any of its Subsidiaries, and have been duly authorized by the Board of Directors of Valle Grande, and to the best knowledge of the officers of Valle Grande and the Valle Grande Shareholders are not in contravention of law;

               (ii) will neither conflict with nor result in
                 any breach or contravention of, or the
                 creation of any lien under, any indenture, agreement, lease, instrument or understanding to which Valle Grande or any of its Subsidiaries or any Valle Grande Shareholder is a party or by which any of the Assets of Valle Grande or any of its Subsidiaries is or are bound; and

               (iii) are and will constitute the valid and
                 legally binding obligations of Valle Grande and of each and every Valle Grande
                 Shareholder, enforceable in accordance with the terms of this Agreement.

          F. Valle Grande and the Valle Grande Shareholders have delivered to the Company copies of those financial statements set forth on Exhibit 1 hereto respecting the operation of Valle Grande and its Subsidiaries, prepared by Despacho Sotomayor Elias, S.C. in accordance with auditing standards generally accepted in Mexico ("Existing Financial Statements").

               The Existing Financial Statements have been
                 prepared by Despacho Sotomayor Elias S.C. from the books and records of Valle Grande and its Subsidiaries and, to the best of knowledge of the management of Valle Grande and the Valle Grande Shareholders, accurately reflect the status and results of operations of Valle Grande and its Subsidiaries as of the dates specified therein. Since December 31, 1995 (the "Balance Sheet Date"), and to the best knowledge of Valle Grande and the Valle Grande Shareholders there have occurred no material adverse changes in the financial condition or business of Valle Grande and/or its Subsidiaries as reflected in such Existing Financial Statements, other than changes in the ordinary course of business which have not had any material adverse effect on the business or financial condition of Valle Grande and/or its Subsidiaries, and or any of their respective Assets.

          G. Valle Grande and the Valle Grande Shareholders have delivered to the Company an accurate list and summary description (Exhibit C) as of the date of this Agreement of all material assets of Valle Grande and its Subsidiaries (the
                  Assets ).

          H. Valle Grande and the Valle Grande Shareholders have delivered to the Company an accurate list and summary description (Schedule D) as of the date of this Agreement of all licenses, permits, franchises, certificates of need, certificate of need applications, trademarks, trade names, patents, patent applications and copyrights, owned or held by Valle Grande and/or its Subsidiaries relating to the ownership, development or operations of Valle Grande and/or its Subsidiaries, all of which are now valid, in good standing, not subject to renewal prior to Closing. Valle Grande and/or the Valle Grande Shareholders are not aware of any licenses, permits, franchises, certificates of need, certificate of need applications, trademarks, trade names, patents, patent applications and copyrights which are not possessed or held by Valle Grande or its Subsidiaries which, taken together with the business of Valle Grande and/or its Subsidiaries or any proposed business of Valle Grande and/or its Subsidiaries such failure to possess or hold the same would materially adversely effect the ability of Valle Grande and/or its Subsidiaries to conduct their existing business or any proposed business.

          I. Valle Grande and the Valle Grande Shareholders have delivered to the Company an accurate list (Schedule E) as of the date of this Agreement of all material agreements which relate to or may affect the Assets or the operation of the Valle Grande and/or its Subsidiaries, to which Valle Grande and/or any of its subsidiaries is a party or by which Valle Grande and/or any of its Subsidiaries, or any of its Assets is bound (the Contracts ) and have made copies of such agreements available to the Company and G/O Colorado for inspection. None of such agreements unduly burdens or restricts Valle Grande and/or its Subsidiaries in conducting its current ordinary course of businesses nor restricts or would tend to restrict any proposed further courses of business. Valle Grande and its Subsidiaries have complied with all material commitments and obligations under all such agreements, such agreements constitute the entire agreements by and between the parties as respectively indicated on Schedule E. Neither Valle Grande nor any of its Subsidiaries are a party to nor are their Assets bound by:

               (i) except as expressly set forth in Schedule
                 E, any contracts or commitments affecting ownership of, title to, use of, or any interest in the Assets;

               (ii) except as expressly set forth in Schedule
                 E, any patent licensing agreements or any other agreements or commitments with respect to patents, patent applications, trademarks, trade names, technical assistance, copyrights or other like terms;

               (iii) except as expressly set forth in
                 Schedule E, any incentive compensation,
                 pension, retirement, profit sharing or other like employee pension or welfare plans of any nature whatsoever, other than sick leave and vacation policies for any of the employees of Valle Grande and/or its Subsidiaries;

               (iv) except as expressly set forth in Schedule
                 E, any collective bargaining agreements or other contracts or commitments to or with any labor unions or other employee representatives or groups of employees affecting or which could affect the Assets;

               (v) except as expressly set forth in Schedule
                 E, any employment contracts or any other contracts, agreements or commitments to or with individual employees or agents affecting or which could affect its business or the Assets extending for a period of more than ninety (90) days from the Closing Date, or which cannot be terminated without cause upon not more than ninety (90) days notice without payment of penalty or equivalent thereof;

               (vi) except as expressly set forth in Schedule
                 E, any other contracts or commitments
                 providing for payments based in any matter on the revenues, purchases or profits of Valle
                 Grande or any of its Subsidiaries.


          J. Valle Grande and the Valle Grande Shareholders warrant and represent that:

               (i) The Contracts constitute the entire
                 agreements by and between the respective parties thereto; and

               (ii) In all material respects, all obligations
                 required to be performed under the terms of the Contracts have been performed, and each of the Contracts is now and will be, upon and after the Closing Date, in full force and effective without default on the part of the parties thereto.

               (iii) with respect to any leases respecting
                 real estate:

                    (a) Valle Grande and/or its Subsidiaries
                      and/or the Valle Grande Shareholders, to the best of their knowledge, have not received any notice of violation of any applicable ordinance or other law, order, regulation or requirement, or notice of condemnation, lien, assessment or the like, relating to any part of the real property at which any business conducted by Valle Grande and/or its Subsidiaries are located or from which they are operated;

                    (b) To the best knowledge of Valle Grande
                      and the Valle Grande Shareholders, each
                      operation of Valle Grande and/or its
                      Subsidiaries, wherever located, is in
                      compliance with all applicable zoning
                      ordinances and the consummation of
                      transactions contemplated herein will not result in a violation of any applicable zoning ordinance or termination of any applicable zoning variance now existing;

                    (c) All fixtures and improvements within
                      or upon real estate utilized by Valle
                      Grande and/or its Subsidiaries is in
                      operating condition and in a reasonable
                      state of maintenance and repair, except
                      for deterioration caused by normal wear
                      and tear in the ordinary course of
                      business;

          K. All the inventory and supplies constituting any part of the Assets are of a quality usable and salable in the ordinary course of the business of Valle Grande and/or its Subsidiaries. Inventory and supplies are carried at the lower of cost or market, on a first-in, first-out basis and are properly stated in the Existing Financial Statements.

          L. Valle Grande and the Valle Grande Shareholders have delivered to the Company an accurate list and a substantially complete description (Schedule F) of all the equipment (including all software) associated with, or constituting any part of the Assets as of the Balance Sheet Date, designating which of the equipment is owned or leased by Valle Grande and/or its Subsidiaries. The equipment included in Schedule F is adequate in all material respects to fully equip and operate Valle Grande and or its Subsidiaries as now being operated and is in operating condition and in a reasonable state of maintenance and repair, except for deterioration caused by normal wear and tear in the ordinary course of business;

               Since the Balance Sheet Date, Valle Grande and
                 /or its Subsidiaries have not acquired or sold or otherwise disposed of any equipment associated with, or constituting any part of, the Assets.

          M. Valle Grande and/or its Subsidiaries will have good and marketable title to all properties, assets and leasehold estates, real and personal, constituting or associated with the Assets or any part thereof, subject to no mortgage, lien, pledge, security interest, conditional sales agreement, encumbrance or charge, except as set forth on Schedule G and liens for current taxes and assessments, if any, with respect to which no default exists.

          N. Valle Grande and the Valle Grande Shareholders have delivered to the Company an accurate schedule (Schedule H) as of the Closing Date of this Agreement reflecting the insurance policies covering the ownership and operations of the Assets by Valle Grande and/or its Subsidiaries, which Schedule H reflects the policies numbers, terms, identity of insurers, amounts and coverage. All of such policies are now and will be in full force and effect on and after the Closing hereunder on an occurrence basis with no premium arrearages. True and correct copies of all such policies and any endorsements thereto have been delivered to the Company and to G/O Colorado.

          O. Valle Grande and/or its Subsidiaries currently employs those management personnel set forth in Schedule I hereto at the salary levels set forth therein. Valle Grande and the Valle Grande Shareholders have provided to the Company all materials containing policies and procedures governing employees of Valle Grande and/or its Subsidiaries. Except as set forth in Schedule I, neither Valle Grande nor any of its Subsidiaries have had any pension, profit sharing, deferred compensation or other employee pension or welfare benefit plan or arrangement relating to the operations of Valle Grande and/or its Subsidiaries. There is not pending and, to the knowledge of Valle Grande or the Valle Grande Shareholders, there is not threatened, any employee strike or work stoppage affecting Valle Grande and or its Subsidiaries. Further, no management personnel has threatened to leave the employ or has left the employ of Valle Grande and/or its Subsidiaries for the preceding twelve months except as set forth in Schedule I hereto. Schedule I hereto sets forth all employment contracts entered into between Valle Grande and any employees of Valle Grande and between any of its Subsidiaries and any employees of its Subsidiaries, copies of which have been provided to the Company and G/O Colorado.

          P. Valle Grande and the Valle Grande Shareholders have delivered to the Company an accurate list and summary description (Schedule J) as of the Balance Sheet Date of all litigation, complaints or proceedings to which Valle Grande and/or its Subsidiaries or any Valle Grande Shareholder is a party as the same relates to or in any way is connected with the operation of Valle Grande and/or its Subsidiaries. Neither Valle Grande nor any of its Subsidiaries is in default under any law or regulation, or under any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality wherever located which would have a material adverse effect on the Assets or the operation of Valle Grande and/or its Subsidiaries and, except to the extent set forth on Schedule J there are no claims, actions, suits, proceedings or investigations pending or to the best knowledge of Valle Grande and/or the Valle Grande Shareholders threatened against or affecting Valle Grande and/or its Subsidiaries and/or the Assets or the Valle Grande Shareholders, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality wherever located.

          Q.   Since the Balance Sheet Date, except as
                 disclosed in Schedule K, there has not been:

               (i) any material adverse change in the
                 financial condition, assets, liabilities
                 (contingent or otherwise), income or business of Valle Grande and/or its Subsidiaries;

               (ii) any damage, destruction or loss (whether
                 or not covered by insurance) materially
                 adversely affecting the properties or business of Valle Grande and/or its Subsidiaries;

               (iii) any increase in the compensation payable
                 or to become payable by Valle Grande and/or its Subsidiaries to any Valle Grande and/or any of its Subsidiaries employee, officers, or agents, or any bonus payment or arrangement made to or with any thereof;

               (iv) any labor dispute, proposed law or
                 regulation or any event or condition of any character materially adversely affecting the business or future prospects of Valle Grande and/or its Subsidiaries; or

               (v) any transaction by Valle Grande and/or its
                 Subsidiaries outside the ordinary course of their respective businesses.

          R. The Valle Grande Shareholders are acquiring the Shares of the Company solely for their own account, for investment, and not with a view to any subsequent "distribution" thereof within the meaning of the Securities Act of 1933, as amended (said Act and rules and regulations promulgated thereunder being hereinafter referred to as the "Act"). The Valle Grande Shareholders understand that the Company's Shares have not been registered under the Act by reason of the specific exemptions therefrom, which exemptions depend in part upon their subjective investment intent as expressed herein. In furtherance of the foregoing, each shall be required to execute and deliver to the Company an Investment Letter, in the form attached hereto as Exhibit 2, as a condition precedent to the issuance of the Company's securities issuable to them hereunder.

          S.   The Valle Grande Shareholders. hereby
                 acknowledges that they are:

               (i) "Accredited Investors" as such term is
                 defined in Regulation D promulgated under the Act, or they have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the proposed transaction and their acquisition of the Company's Shares, and

               (ii) That they are able to bear the economic
                 risks associated with the acquisition of the Company's Shares and are able to protect their own interests in an investment of this nature.

          T. Each Valle Grande Shareholder possesses good title to his respective shares of Valle Grande capital stock, free and clear of all liens, charges, encumbrances and restrictions, except restrictions as to resale imposed by state and federal securities laws. No consent, approval or authorization of any government, administrative agency or court, domestic or foreign having jurisdiction over the Valle Grande Shareholders is legally required for the sale or the transfer of the Valle Grande shares to the Company in the manner contemplated by this Agreement.

          U. The shares of Valle Grande capital stock, to be tendered by each Valle Grande Shareholder to the Company pursuant to this Agreement were, when issued and remain, duly and validly issued and authorized by Valle Grande and remain issued on a fully paid basis with no further right of assessment by Valle Grande.


     Valle Grande and each of the Valle Grande Shareholders further represents and warrants that all of the representations and warranties set forth above are true as of the date of this Agreement, shall be true at the Closing Date and shall survive for a period of two years from the Closing Date. Further, the Exhibits and Schedules hereto and all other documents and information furnished to the Company and to G/O Colorado and the Company's and G/O Colorado s representatives by Valle Grande and the Valle Grande Shareholders pursuant hereto do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading.


     2.   REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND BY
  G/O COLORADO. The Company and G/O Colorado hereby make the following express representations and warranties to Valle
  Grande and  the Valle Grande Shareholders:

     A. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands, British West Indies and G/O Colorado is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and each has the corporate power to own its properties and carry on its business as now being conducted. Copies of the Company's Memorandum & Articles of Association and G/O Colorado s Articles of Incorporation and By-Laws have heretofore been furnished to Valle Grande and the Valle Grande Shareholders by the Company and by G/O Colorado, and all such copies are true, correct and complete copies of the original Memorandum & Articles of Association and Articles of Incorporation and By-Laws including all amendments thereto.

     B. The Company has the corporate authority to issue a total of 100,000,000 Ordinary Shares of a nominal or par value of US$0.0001 per share, of which 2,099,810 shares are presently issued and outstanding and 10,000,000 Preferred Shares of a nominal or par value of US$0.0001 per share, none of which are outstanding, and 390,000,000 unclassified shares of a nominal or par value of US$0.0001, none of which are issued or outstanding. G/O Colorado has the corporate authority to issue a total of 20,000,000 shares of $0.01 par value per share common stock, of which 5,985,372 shares are presently issued and outstanding.

     C. The Company's has no subsidiaries. G/O Colorado has those subsidiaries set forth in Schedule L hereto.

     D. Attached hereto as Schedule M is a list of all documents filed by G/O Colorado with the United States Securities & Exchange Commission for the past twelve months as of the date of this Agreement (the Disclosure Information ). The Company has provided to each of the Valle Grande Shareholders copies of each item set forth on Schedule M.

     E. The audited Financial Statements of G/O Colorado contained in the G/O Colorado Form 10KSB included in the Disclosure Information described in Schedule M hereto (the "Company's Financial Statements"), except as further described in Schedule M hereto, constitute substantially true and correct statements of the financial condition of the Company and the Company's assets, liabilities and income as of such date. Since the date of the Balance Sheet contained in the Financial Statements, except as described in Schedule M the Company has not:

               (i)  issued any additional shares of its
                      common stock to any person;

               (ii) paid or declared any dividends or
                      distributions of capital, surplus, or
                      profits with respect to any of its issued and outstanding shares of common stock;

               (iii) paid or agreed to pay any
                      consideration in redemption of any of its issued and outstanding shares of common stock; or

               (iv) entered into any other transaction or
                      agreement which would, or might,
                      materially impair the shareholder's
                      equity of the Company as reflected in
                      such Balance Sheet.

          F. The execution and delivery of this Agreement, and issuance of the Company's Shares required to be issued hereunder, will have been duly authorized by all necessary corporate action and neither the execution nor delivery of this Agreement nor issuance of the Company's Shares, nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order of any court or other governmental agency, the Memorandum & Articles of Association of the Company or the Articles of Incorporation or By-Laws of G/O Colorado or any indenture, agreement or other instrument to which the Company or G/O Colorado is a party, or by which either is bound or by which their property is bound.

          G.   Neither the Company nor G/O Colorado is
                 involved in any pending or threatened
                 litigation which would, or might, materially affect its financial condition and which has not been:

               (i)  provided for in the G/O Colorado
                      Financial Statements , and

               (ii) disclosed to Valle Grande, and/or the
                      Valle Grande Shareholders in writing.

          H. There are no unpaid assessments or proposed assessments of income taxes pending against the Company or G/O Colorado. All liabilities for Federal and State income or franchise taxes, as shown on the tax returns filed, or to be filed, by the Company and G/O Colorado, have been paid or the liability therefor has been provided for in the Balance Sheet contained in the Disclosure Information set forth in Schedule M hereto and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued.

          I. The Company s 15,333,690 Ordinary Shares, $0.0001 par value per share, which will be delivered by the Company to the Valle Grande Shareholders pursuant to the terms of this Agreement, as set forth in Schedule A hereto, will, on delivery in accordance with the terms hereof, be duly authorized, validly issued and fully paid and non assessable.

          J. The Company and G/O Colorado, upon execution and delivery of this Agreement among the parties shall commence to take any and all actions necessary to distribute to the shareholders of G/O Colorado a total of 2,099,809 shares of the Company s currently issued and outstanding $0.0001 par value per share Ordinary Shares held by G/O Colorado. In connection therewith G/O Colorado, through its directors shall immediately distribute the Company s 2,099,809 Ordinary Shares to an escrow agent designated by the Valle Grande Shareholders to be held by such escrow agent for further distribution to those G/O Colorado Shareholders, or their assigns, determined as of a dividend date selected by G/O Colorado, upon registration by the Company of its Ordinary Shares, $0.0001 par value per share, under Section 12(g) of the Securities Exchange Act of 1934, as amended, all pursuant to a mutually satisfactory escrow agreement to be executed among the G/O Colorado and the Escrow Agent.

     The Company further represents and warrants that all of the representations and warranties set forth above are true as of the date of this Agreement, shall be true Closing Date and shall survive for a period of two years from the Closing Date.


     3.  COVENANTS OF VALLE GRANDE AND THE VALLE GRANDE
  SHAREHOLDERS PRIOR TO CLOSING. Between the date of this
  Agreement and the Closing Date:

          A. Valle Grande and the Valle Grande Shareholders shall afford to the officers and authorized representatives of the Company and/or G/O Colorado reasonable access to the properties, books and records of Valle Grande and its Subsidiaries, and will furnish the Company and G/O Colorado with such additional financial and operating data and other information as to the business and properties of Valle Grande and its Subsidiaries as the Company and/or G/O Colorado may from time to time reasonably request without regard to where such information may be located. Valle Grande and Valle Grande Shareholders shall cooperate with the Company and G/O Colorado, the Company's and G/O Colorado s representatives and counsel in the preparation of any document or other material which may be required in connection with any document or material required by any governmental agency as a predicate to or result of the transaction herein contemplated. The Company and G/O Colorado shall cause all information obtained in connection with the negotiation and performance of this Agreement to be treated as confidential (except such information as the Company and/or G/O Colorado may be required to disclose to disclose to any governmental agency) and will not use, and will not knowingly permit others to use, any such information in a manner detrimental to Valle Grande and/or its Subsidiaries and/or the Valle Grande Shareholders.

          B. With respect to the ownership, operations and development of Valle Grande and/or its Subsidiaries, Valle Grande and the Valle
                 Grande Shareholders agree to:

               (i) carry on the  business of Valle Grande and
                 its Subsidiaries in substantially the same manner as heretofore and not make any material change in personnel, operations, finance, accounting policies, or real or personal property;

               (ii) maintain the Assets and all parts thereof
                 in as good working order and condition as at present, ordinary wear and tear excepted;

               (iii) perform all of the obligations of Valle
                 Grande and its Subsidiaries under agreements relating to or affecting the assets, properties and rights of Valle Grande and/or its Subsidiaries;

               (iv) keep in full force and effect present
                 insurance policies or other comparable
                 insurance coverage;

               (v) maintain and preserve the business
                 organization of Valle Grande and its
                 Subsidiaries intact, retain the present
                 management personnel of Valle Grande and its Subsidiaries and maintain the relationship of Valle Grande and its Subsidiaries with suppliers, customers and others having business relations with Valle Grande and its Subsidiaries;

          C. With respect to the ownership, operation and development of Valle Grande and its Subsidiaries, Valle Grande and the Valle
                 Grande Shareholders will not, without the prior written consent of the Company:

               (i) increase compensation payable or to become
                 payable or make a bonus payment to or
                 otherwise enter into one or more agreements with or otherwise create any officer, employee or agent;

               (ii) create, assume or permit to exist any new
                 mortgage, pledge or other lien or encumbrance upon any of the Assets;

               (iii) sell, assign, lease or otherwise
                 transfer or dispose of any of the Assets; or

               (iv) merge or consolidate or agree to merge or
                 consolidate with or into any other entity


     4. COVENANTS OF THE COMPANY AND G/O COLORADO. Between the date of this Agreement and the Closing Date:

          A. with respect to corporate action to be taken by G/O Colorado:

               (i) The G/O Colorado directors shall adopt
                 resolutions approving the distribution of the currently issued and outstanding 2,099,809 $0.0001 par value per share Ordinary Shares of the Company held by it to its existing Shareholders to an appointed escrow agent for further distribution to the G/O Colorado shareholders, subject to the Company registering its Ordinary Shares, $0.0001 par value per share, under Section 12(g) of the Securities Exchange Act of 1934, as amended.

               (ii) The G/O Colorado directors shall
                 distribute the Company s 2,099,809 Ordinary
                 Shares to an escrow agent designated by the Valle Grande Shareholders to be held by such escrow agent for further distribution to those G/O Colorado Shareholders or their assigns, determined as of a dividend date selected by G/O Colorado, upon registration by the Company of its Ordinary Shares, $0.0001 par value per share, under Section 12(g) of the Securities Exchange Act of 1934, as amended.

          B. With respect to the ownership, operations and development the Company, the Company and G/O
                 Colorado agree to:

               (i) carry on the  business of the Company in
                 substantially the same manner as heretofore and not make any material change in personnel, operations, finance, accounting policies, or real or personal property;

               (ii) maintain any assets of the Company and
                 all parts thereof in as good working order and condition as at present, ordinary wear and tear excepted;

               (iii) perform all of the obligations of the
                 Company under agreements relating to or
                 affecting the assets, properties and rights of the Company;

               (iv) keep in full force and effect present
                 insurance policies or other comparable
                 insurance coverage;

               (v) maintain and preserve the business
                 organization of the Company intact, retain the present employees of the Company and maintain the relationship of the Company with suppliers, customers and others having business relations with the Company;

          C. With respect to the ownership, operation and development of the Company, the Company and G/O Colorado will not, without the prior written consent of the Valle Grande
                 Shareholders:

               (i) increase compensation payable or to become
                 payable or make a bonus payment to or
                 otherwise enter into one or more agreements with or otherwise create any officer, employee or agent;

               (ii) create, assume or permit to exist any new
                 mortgage, pledge or other lien or encumbrance upon any of the Company s assets;

               (iii) sell, assign, lease or otherwise
                 transfer or dispose of any of the Company s assets; or

               (iv) merge or consolidate or agree to merge or
                 consolidate with or into any other entity.

           D. G/O Colorado and the Company shall afford to the officers and authorized representatives of Valle Grande reasonable access to the properties, books and records of G/O Colorado and the Company, and will furnish the Valle Grande Shareholders with such additional financial and operating data and other information as to the business and properties of G/O Colorado and the Company as the Valle Grande Shareholders may from time to time reasonably request without regard to where such information may be located. G/O Colorado and the Company shall cooperate with the Valle Grande Shareholders and their representatives and counsel in the preparation of any document or other material which may be required in connection with any document or material required by any governmental agency as a predicate to or result of the transaction herein contemplated. The Valle Grande Shareholders shall cause all information obtained in connection with the negotiation and performance of this Agreement to be treated as confidential (except such information as the Valle Grande Shareholders may be required to disclose to disclose to any governmental agency) and will not use, and will not knowingly permit others to use, any such information in a manner detrimental to the Company or G/O Colorado.


     5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND G/O COLORADO. The obligations of the Company and G/O Colorado hereunder are, at the option of the Company and G/O Colorado, subject to the satisfaction, on or prior to the Closing Date, of the following conditions unless waived in writing by the Company and G/O Colorado:

          A. The representations and warranties of Valle Grande and the Valle Grande Shareholders contained in this Agreement shall be true when made and on and as of the Closing Date, as though such representations and warranties had been made on and as of such Closing Date; and each and all of the terms, covenants and conditions of this Agreement to be complied with or performed by Valle Grande and/or the Valle Grande Shareholders on or before the Closing Date pursuant to the terms hereof shall have been duly complied with and performed.

          B. No material adverse change in the results of operations, financial condition or business of Valle Grande and/or its Subsidiaries shall have occurred, and Valle Grande and or its Subsidiaries shall not have suffered any material change, loss or damage to its business or to the Assets, whether or not covered by insurance, since the Balance Sheet Date or except as noted in Schedules attached to this Agreement.

     6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF VALLE
  GRANDE, THE VALLE GRANDE SHAREHOLDERS. The obligations of the
  Valle Grande Shareholders and Valle Grande hereunder are subject to the following conditions

     A. The Valle Grande Shareholders and Valle Grande shall not have discovered any material error or misstatement in any of the representations and warranties made by the Company and/or G/O Colorado herein and all the terms and conditions of this Agreement to be performed and complied with by the Company and G/O Colorado have been performed and complied with.

     B. There shall have been no substantial adverse changes in the financial condition, business or operations of the Company and/or G/O Colorado, except for changes resulting from those operations in the usual ordinary course of the business, and no business and assets of the Company and/or G/O Colorado shall have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of the workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or Acts of God or of the public enemies.

     G/O Colorado s board of directors shall have:

                    (i) adopted a resolution approving the
                      distribution of a total of 2,099,809
                      shares of the Company s $0.0001 par value per share Ordinary Shares to its shareholders.

                    (ii)  distributed the Company s 2,099,809
                      Ordinary Shares to an escrow agent
                      designated by the Valle Grande
                      Shareholders to be held by such escrow
                      agent for further distribution to those
                      G/O Colorado Shareholders or their
                      assigns, determined as of a dividend date selected by G/O Colorado, upon registration of its Ordinary Shares, $0.0001 par value per share, under
                      Section 12(g) of the Securities Exchange
                      Act of 1934, as amended.

     7. CONDITION SUBSEQUENT. The following conditions shall occur within a reasonable time after the Closing contemplated hereby:

          A. G/O Colorado shall distribute a 2,099,809 shares of the Company $0.0001 par value per share Ordinary
               Shares to its shareholders.

          B. The Company shall prepare and file with the SEC a registration under Section 12(g) of the Securities Act of 1934, thereby registering the Company s $0.0001 par value per share Ordinary
               Shares.

     8.   CLOSING DATE. The Closing of this Agreement (the
  "Closing Date") shall take place on or before July 31, 1996.

     9. ACTIONS AT CLOSING. Subject to the terms and conditions set forth herein. At the time of the Closing referred to in Section 8 hereof, G/O Colorado will cause to be issued and delivered to the Valle Grande Shareholders, identified in Schedule A hereto, certificates evidencing the ownership of the securities as designated therein and concurrently therewith the Valle Grande Shareholders, identified in Schedule A hereto, shall directly or through their agent deliver or cause to be delivered to G/O Colorado the certificates evidencing the ownership of securities as designated therein, all duly endorsed to the Company, and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their own securities. All stock certificates shall be in the name of the party to which the same are deliverable. In addition to the above mentioned exchange of certificates, the following transactions will take place at the Closings:

     The Company will deliver to the Valle Grande Shareholders and Valle Grande:

     A. Duly certified copies of corporate resolutions and other corporate proceedings taken by the Company to authorize the execution, delivery and performance of this Agreement along with the duly certified resolutions of the minutes of the board of directors of G/O Colorado approving the distribution of a total of 2,099,809 of the Company s $0.0001 par value per share Ordinary Shares to the designated escrow agent for further distribution to the G/O Colorado shareholders upon registration of the Company s Ordinary Shares, $0.0001 par value per share, under Section 12(g) of the Securities Exchange Act of 1934, as amended.

     B. A certificate executed by a principal officer of the Company and G/O Colorado attesting to the fact that all of the foregoing representations and warranties of the Company and G/O Colorado are true and correct as of the Closing Date and that all of the conditions to the obligations of Valle Grande, and Valle Grande Shareholders which are to be performed by the Company and G/O Colorado have been performed as of the Closing Date; and

          The Valle Grande Shareholders and Valle Grande will deliver to the Company:

     A. Duly certified copies of corporate resolutions and other corporate proceedings taken by Valle Grande to authorize the execution, delivery and performance of this Agreement; and

      B.  A certificate by a principal officer of Valle
            Grande, that each of the representations and warranties of Valle Grande and the Valle Grande Shareholders are true and correct as of the Closing Date and that all of the conditions to the obligations of the Company and G/O Colorado which are to be performed by Valle Grande and the Valle Grande Shareholders have been performed as of the Closing Date.

     10. BOARD OF DIRECTORS. Immediately after the Closing, the Boards of Directors of G/O Colorado, the Company and Valle Grande shall hold a meeting at which the Company's Board of Directors will resign and will be replaced by designees of the Valle Grande Shareholders.

     11. FUTURE REGISTRATION. The Valle Grande Shareholders understand that because the Company's Ordinary Shares to be delivered to them hereunder have not been registered under the Act or any State Act, they must hold the Company s Shares indefinitely, and cannot dispose of any or all of them unless such they are subsequently registered under the Act and any applicable State Act, or exemptions from registration are available. The Valle Grande Shareholders acknowledge and understand that, except as provided herein, they have no independent right to require the Company to register the Shares. The Valle Grande Shareholders further understand that the Company may, as a condition to the transfer of any of the Shares require that the request for transfer be accompanied by an opinion of legal counsel, in form and substance satisfactory to the Company, provided at such Valle Grande Shareholder's expense, to the effect that the proposed transfer does not result in violation of the Act or any applicable State Act, unless such transfer is covered by an effective registration statement under the Act and is in compliance with all applicable State Acts.

     12. TRANSFERABILITY. All Shares which are issued to the Valle Grande Shareholders pursuant to the terms of this Agreement shall be "restricted securities" within the meaning of Rule 144 of the Act. The Company shall issue stop transfer instructions to the transfer agent for its common stock and with respect to the Shares and shall place the following legend, or one substantially similar thereto, on the certificates representing such Shares:


       "The securities represented by this certificate have been acquired pursuant to a transaction effected in reliance upon an exemption under the Securities Act of 1933, as amended (the "Act"), and have not been the subject to a Registration
       Statement under the Act or any state securities act. The securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."


     13. ACCESS TO INFORMATION. Concurrently herewith, the Company and G/O Colorado have delivered to the Valle Grande Shareholders and their respective representatives those materials set forth in Schedule M hereto along with correct and complete copies of all documents and records requested by them. In addition, the Valle Grande Shareholders have had the opportunity to ask questions of, and received answers from, officers and directors of the Company and G/O Colorado, and persons acting on its behalf concerning such information and the terms and conditions of the Agreement, and have received sufficient information relating to the Company and to G/O Colorado to enable them to make an informed decision with respect to the acquisition of the common stock.


     14. NO SOLICITATION. At no time were the Valle Grande Shareholders presented with or solicited by any leaflet, public promotion meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising in connection with their acquisition of the common stock.


     15. EXPENSES. The Valle Grande Shareholders and Valle Grande and the Company and G/O Colorado shall each pay their respective expenses incident to this Agreement and the transactions contemplated hereby, including all fees of their counsel and accountants, whether or not such transactions shall be consummated.


     16. FINDERS. The Valle Grande Shareholders and Valle Grande shall indemnify and hold the Company and G/O Colorado harmless against and with respect to all claims or brokerage or other commissions relative to this Agreement or the transactions contemplated hereby, based on any agreements, arrangements, or understandings claimed to have been made by the Valle Grande Shareholders and Valle Grande with any third party. The Company and G/O Colorado shall indemnify and hold the Valle Grande Shareholders and Valle Grande harmless against and with respect to all claims for brokerage or other commissions relative to this Agreement or the transactions contemplated hereby, based in any agreements, arrangements, or understandings claimed to have been made by the Company and/or G/O Colorado with any third party. Except as provided in
  Exhibit 3, each party to this Agreement represents and warrants to each other party that it has not dealt with and does not know of any person, firm or corporation asserting a brokerage, finder's or similar claim in connection with the making or negotiation of this Agreement or the transactions contemplated hereby.


     17. MISCELLANEOUS.

          A. Each Exhibit, Certificate and Schedule to this Agreement shall be considered a part hereof as if set forth herein in full. Notwithstanding any other provision herein to the contrary, all Exhibits, Certificates, Schedules or other instruments provided for herein and not delivered at the time of execution of this Agreement shall be delivered or completed on or before Closing; and it shall be deemed a condition precedent to the Closing hereunder that each such Exhibit, Certificate, Schedule or other instrument shall meet with the approval of the party to whom such Exhibit, Certificate, Schedule or other instrument is to be delivered hereunder.

          B. The provisions of this Agreement shall be self-operative and shall not require further agreement by the parties except as may be herein specifically provided to the contrary; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as the requesting party may deem necessary to effectuate this Agreement.

          C. Except as herein expressly provided to the contrary, whenever this Agreement requires any consent or approval to be given by either party or either party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld or delayed and such discretion shall be reasonably exercised.

          D. In the event either party elects to incur legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, attorney's fees, costs and necessary disbursements, in addition to any other relief to which such party shall be entitled.

          E. The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, and that the courts of the State of Colorado shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with or by reason of this Agreement.

          F. Subject to provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns; provided, however, that no party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. All provisions contained herein shall be binding upon the respective parties their legal representatives, successors and assigns unless otherwise explicitly stated; provided however that the use of a party's name without more shall not be deemed such an explicit statement.

          G. The transactions contemplated hereby shall be effective for accounting purposes as of the Closing Date, unless otherwise agreed in writing by the Valle Grande Shareholders and the Company and G/O Colorado.

          H. The Valle Grande Shareholders and the Company and G/O Colorado mutually agree that no party hereto shall release, publish or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of the Valle Grande Shareholders and the Company and G/O Colorado, except for information and filings reasonably necessary to be directed to governmental agencies to fully and lawfully effect the transactions herein contemplated.

          I.   The waiver by either party of breach or
                 violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or other provision hereof.

          J. Any notice, demand or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered or mailed by prepaid certified mail, return receipt requested, addressed as follows:

               If to Valle Grande or the Valle Grande
                 Shareholders:

                Javier Tapia Camou, Director General
               Valle Grande S.A. de C.V.
               Boulevard Kino 1110 Col. Pitic
               Hermosillo, Sonora
               Mexico

          With Copy to:

               Luis Ochoa, Esq.
               DeConcini McDonald Brammer Yetwin & Lacy
               Suite 200
               2525 East Broadway Blvd.
               Tucson, Arizona 85716-5303


          If to the Company or G/O Colorado:

               G/O International, Inc.
               11849 Wink
               Houston, Texas 77024

          With Copy to:

               Leonard W. Burningham, Esq.
               Hermes Building Suite 205
               455 East 500 South
               Salt Lake City, Utah 84111

                 or to such other address, and to the attention of such other person or officer as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

          K. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality, or un-enforceability shall in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which shall be in full force and effect, enforceable in accordance with its terms.

          L.   Whenever the context of this Agreement
                 requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

          M. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

          N.   This Agreement supersedes all previous
                 contracts, and constitutes the entire
                 agreement of whatsoever kind or nature
                 existing between or among the parties
                 respecting the within subject matter and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect; the parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others. All prior representations or agreements, whether written or verbal, not expressly incorporated herein are superseded and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto. The provisions of this Agreement shall survive the Closing and remain of full force and effect for a period of two years; All other agreements described, referenced or contemplated herein shall not be merged herewith. This Agreement may be executed in two or more counterparts, each and all of which together shall constitute but one and the same instrument.


                   REORGANIZATION PLAN AND AGREEMENT
                             SIGNATURE PAGE


Valle Grande S.A. de C.V.,
a Mexican corporation              By:/ss/ E. Javier Tapia Camou
                               -----------------------------
                                    Its Director General
G/O International (Cayman) Inc.,
a Cayman Island Corporation        By:/ss/ Peter Anderson
                              -----------------------------
                              Its Director
G/O International, Inc.,
a Colorado Corporation             By:/ss/ Jack L. Burns
                              -----------------------------
                              Its President

          REORGANIZATION PLAN AND AGREEMENT SIGNATURE PAGE
                    VALLE GRANDE SHAREHOLDERS

Dolomiti Limited                   By:/ss/Paine Webber Trust
                                   Company

Berninee Limited                   By:/ss/Paine Webber Trust
                                   Company

Versacce Limited                   By:/ss/Paine Webber Trust
                                   Company

L'Tonelli Limted                   By:/ss/Paine Webber Trust
                                   Company

Capriccio Limited                  By:/ss/Paine Webber Trust
                                   Company

Inmobiliaria Cocoris               By:/ss/Inmobiliaria Cocoris

Tapia Gamez German                 By:/ss/Tapia Gamex German

Auto Rentas Del Pacifico           By:/ss/Agent

Anna Maria Tapia Camou             By:/ss/Anna Maria Tapia Camou

Ramon Fierro Echave                By:/ss/Ramon Fierro Echave


                    SCHEDULE A

             VALLE GRANDE SHAREHOLDERS


ACTUAL SHAREHOLDERS OF G/O        ACTUAL                CONVERTED
INTERNATIONAL (CAYMAN] INC.       SHARES      PCTG      SHARES

AUTO RENTAS DEL PACIFICO          255,647     0.08%        11,884
FIERRO ECHAVE RAMON               838,235     0.25%        38,966
INMOBILIARIA COCORIS           16,821,233     5.10%       781,950
L'TONELLI LIMITED             130,922,502    39.69%     6,086,050
DOLOMITI LIMITED               12,000,000     3.64%       557,830
BERNINEE LIMITED              131,051,481    39.73%     6,092,045
CAPRICCIO LIMITED              12,000,OO0     3.64%       557,830
TAPIA CAMOU ANA MARIA          14,311,923     4.34%       665,303
TAPIA GAMEZ GERMAN              8,972,781     2.72%       417,108
VERSACCE LIMITED                2,683,042     0.81%       124,724
                   TOTAL      329,856,844    100.00%   15,333,690


                  Schedule B-Valle Grande Subsidiaries

1. Hoteles Costa Alegre, S.A. de C.V.

2. Empresas Tapia Gamez, S.A. de C.V.

3. Hotel Nainari, S.A. de C.V.

4. Hotelera de Nogales, S.A. de C.V.

5. Hotel Pitic, S.A. de C.V.



                  Schedule C- Valle Grande Assets

As disclosed in 12/31/95 financial statements

            Schedule D- Valle Grande Licenses and Permits

As Disclosed in 12-31-95 Financial Statement

                  Schedule E- Valle Grande Contracts

As provided by separate attachment

                 Schedule F-Valle Grande Equipment

As provided by separate attachment

        Schedule G- Valle Grande Existing Mortgages, Liens and
Etc.

As provided by separate attachment

              Schedule H- Valle Grande Insurance

As provided by separate attachment

          Schedule I- Employees, Pensions and Sick Leave Policies

As provided by separate attachment

                  Schedule J- Valle Grande Litigation

none

              Schedule K- Valle Grande Material Changes

As provided by separate attachment

          Schedule L G/O International, Inc.-Subsidiaries

1. G/O International (Cayman) Inc., a Cayman Island corporation
2. Waterbury Resources Inc., a Cayman Island corporation
3. Daimyo Industries Ltd., a Cayman Island corporation
4. Antares Trading Inc., a Cayman Island corporation
5. G/O International, Inc., a Delaware corporation


                Schedule M- G/O International, Inc.

Documents filed with the Securities & Exchange Commission and changes

The Form 10-KSB for the fiscal year ending December 31, 1995.

Since the date of the G/O Colorado audited financial statements contained in the Form 10KSB, G/O Colorado has:

1. Sold an additional 2,000,000 shares of its $0.01 par value per share common stock for total consideration of $20,000, which has been utilized to defray expenses of the Company. Such shares of common stock were sold by G/O Colorado to non "U.S. Persons" as such term is defined in Regulation S and were sold pursuant to Rule 903(c)(2) of Regulation S as promulgated under the Act.

2. Formed those wholly owned subsidiary corporations set forth in Schedule L to this Reorganization Plan and Agreement.


               Exhibit 1- Valle Grande Financial Statements


Sotomayor Elias, S.C.

TO THE SHAREHOLDERS OF
VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES

We have audited the balance sheet of VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES, as of December 31, l994 and l995, and the related statements of income, of changes in stockholders equity and of changes in financial position for the years then ended. These financial statements are the responsibility of the Company's Management. Our responsibility is to express an opinion on those financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Mexico. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misrepresentation and that they were prepared in accordance with generally accepted accounting principles. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing those accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial situation of Valle Grande, S.A. de C.V., and subsidiaries as of December 3l, l994 and l995, and the profit and loss statement, also the changes in the stockholders' equity and the financial position for each of the three years ending in December 31, in conformity with the general accepted accounting principles in Mexico.

DESPACHO SOTOMAYOR ELIAS, S.C.
Contadores Publico

C.P. Rodrigo Sotomayor Elias

March 18th, 1996.


                STATEMENT 1
VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES
BALANCE SHEET T0 DECEMBER 31, 1995 and 1994
MEXICAN PESOS AT PURCHASING POWER OF DECEMBER 1995


                                      1995             1994
ASSET

CURRENT ASSETS
Cash and temporary Investments      2)   $ 1,740,737  $22,221,717
Notes and Trade accounts receivable 3)    19,780,430   37,153,303
Inventories                                  788,209    1,850,908
Advanced payments                   4)       431,095      656,098
                                          22,740,471   61,882,026
Investments

Investment in shares                5)     7,776,941   11,970,318

Trust Rights                              44,738,181   11,758,940
Investments in affiliated companies 6)    10,597,919    6,771,410
                                          63,113,041   30,500,668

Fixed Assets                        7)

Land                                     135,825,972  114,614,312
Buildings and constructions              190,426,294  216,628,864
Office furniture and fixtures             48,415,376   55,028,001
Equipment transportation                   2,890,115    2,999,441
                                         377,557,757  389,270,618
Accumulated depreciation                 (42,673,399)(60,442,067)
                                         334,884,358  328,828,551
Deferred
Bond issue expenses                 8)        75,937      115,394
Prepaid expenses                    9)        63,754      120,738
                                             139,691      236,132
Other assets                       10)

Land                                       4,088,738    5,177,703
Constructions in process                       3,968        6,030
                                           4,092,706    5,183,733
TOTAL ASSETS                           $ 424,970,267 $426,631,110


LIABILITIES                                   1995           1994
Notes and accounts payable         11)   60,988,722   $78,559,182
Reserves and supplies                       103,440       212,408
Equity of the laborers in the profits         8,172         4,109
tax on assets payable                     1,697,279     2,351,830
                                         62,797,613    81,127,529
Fixed

Notes payable                      12)  183,601,032   170,168,986
Accrued seniority premiums cost    13)      383,681       577,188
Mortgage bonds                     14)   12,002,122    15,196,000
Value added tax deferred payable                          493,402
                                        195,986,835   186,435,576
 TOTAL LIABILITIES                      258,784,448   267,563,105

STOCKHOLDERS EQUITY

Fixed and variable capital stock   15)   97,129,698    55,342,780
On restatement of capital surplus  16)  287,161,683   264,811,513
Stock sale premium                        2,108,561     2,108,561
Lega1 reserve                             4,334,449     4,334,449
Retained earnings                      (206,415,448)  (58,373,259)
Net loss for the year                   (18,133,124) (109,156,039)
Total Stockholder's Equity              166,185,819   159,068,005

TOTAL LIABILITIES STOCKHOLDERS'
EQUITY                                $ 424,970,267  $426,631,110

The accompanying notes are integral part of these financial statements

C.P. German Garcia Astiazaran     SR. Moises A. Artiz Castillo
Administrative Director           Accountant

March 18th, 1996.



         STATEMENT 2

VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES
STATEMENT OF INCOME FROM THE PERIOD OF JANUARY 1,  TO
DECEMBER 31, OF 1995 AND 1994
MEXICAN PESOS AT PURCHASING POWER OF DECEMBER 1995

                                             1995           1994
INCOME

Net sales                               $56,782,795  $ 75,895,814
Commissions earned ticket sale              930,730       713,326
Commissions earned reservation               11,639        21,019
Service income                            1,458,848             0
other income                             38,702,315     3,664,667
                                         97,886,327    80,294,826

COSTS AND EXPENSES

Cost of sales and operating expenses     39,651,832    56,510,476
Administrative expenses                  24,311,549    25,169,669
                                         63,963,381    81,680,145
OPERATING PROFIT (LOSS)                  33,922,946    (1,385,319)

Depreciation and amortization            (9,827,005)  (12,537,323)
Comprehensive financing cost       17)  (39,966,875)  (60,419,298)

RESULTS FOR CONTINUOUS TRANSACTIONS     (15,870,934)  (74,341,940)

EXTRAORDINARY ITEM

Stock sale loss                                        33,331,851

INCOME (LOSS) BEFORE MINORITY INTEREST  (15,870,934)(107,673,791)

Minority interest                        (l,200,572)


LOSS BEFORE TAX AND EMPLOYEES'
PROFIT SHARING                          (17,071,506)(107,673,791)


Asset tax                                 1,056,818    1,482,081

Employees' profit sharing                     4,800           167

NET LOSS                              $(18,133,124)$(109,156,039)

The accompanying notes are an integral part of these financial statements.


C.P. German Garcia Astiazaran     SR. Moises A. Ortiz Castillo
    Administrative Director                          Accountant

March 18th, 1996.


    STATEMENT 3


VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE PERIOD OF

JANUARY 1 TO DECEMBER 31, 1995 AND 1994
MEXICAN PESOS AT PURCHASING POWER OF DECEMBER 1995

                                           1 9 9 5        1994

FIXED AND VARIABLE CAPITAL STOCK

Balances at beginning of year           $ 55,342,780  $44,412,955
Increase in the variable capital
stock, according to stockholders -
agreement                                              10,929,825
Contributions to capital stock in
Empresae Tapia Gamez merger               15,351,252
Decrease of stockholders' equity at
redemption of Valle Grande, S.A. de
C.V., capital stock, which the -
holding company owned previously.        (13,820,036)
Capitalization of a portion of the
surplus on restatement to capital -
stock, according to stockholders
agreement.                                19,317,121
Payment of capital not paid-up,
with the assets contributed by the
merger.                                   16,308,922
Increase to capital stock of the -
subsidiary Hoteles Valle Grande,
S.A. de C.V.                               4,629,659
Balances at end of year                   97,l29,698   55,342,780


SURPLUS ON RESTATEMENT OF CAPITAL

Balances at beginning of the year        264,811,513  173,169,502
- Increase in Empresas Tayia Gainez -
merger                                    30,507,275
- Capitalization of portion of the
surplus on restatement to capital
stock, according to stockholders
agreement.                               (19,317,121)
- gain from holding nonmonetary
assets                                    11,160,016  91,642,011
Balances at end of the year              287,161,683 264,811,513


                                             1995           1994

STOCK SALE PREMIUM

Balance at beginning and end of year      2,108,561    2,108,561

LEGAL RESERVE

Balances at beginninq and end of year     4,334,449    4,334,449


RETAINED EARNINGS

Balance at beginning of year            (58,373,259) (30,766,774)

- Application of the year's loss
to retained earning                    (109,156,039) (27,599,673)
- Transfer of Empresas Tapis Gamez
losses to the merger                   ( 39,837,151)
- Complementary tax payment                 ( 2,087)      (6,812)
- Asset tax receivable                      497,551            0
- Cancelation of asset tax from
l989 to 1993                                455,537            0

Balances at end of year                (206,415,448) (58,373,259)

NET LOSS FOR THE YEAR

Balance at beginning of year           (109,156,039) (27,599,673)
- Transfer of last year's loss
balance to retained earnings            l09,156,039   27,599,673
- Net loss for the year                 (l8,l33,124)(109,156,039)
Balance at end of year                  (18,133,124)(109,156,039)

TOTAL CAPITAL                         $ 166,185,819 $159,068,005

The accompanying notes are an integral part of this financial statements.


C.P. GERMAN GARCIA ASTIAZARAN     SR. MOISES A. ORTIZ CASTILLO
Administrative Director           Accountant

March l8th, 1996.




STATEMENT 4

VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES
STATEMENT OF CHANGES IN FINANCIAL POSITIONS FOR TH PERIOD
OF JANUARY 1 TO DECEMBER 31, 1995 AND 1994
MEXICAN PESOS AT PURCHASING POWER OF DECEMBER


                                            1995            1994
OPERATIONS

NET LOSS                              $(l8,l33,124)$(109,156,039)

ITEMS NOT AFFECTING RESOURCES:

Stock sale loss                                       33,331,852
Depreciation and amortization            9,827,005    12,891,168
Accrued interest not paid and
exchange 1oss                           71,967,641    39,361,749
Allowance and provisions                   164,840       474,618
Income tax and asset tax                   711,552     1,105,242
Employees' profit sharing                    4,800           167
                                        64,542,714   (21,991,243)

(Increase) decrease in accounts
receivable                              17,372,873   (21,836,965)
(Increase) decrease in inventories       1,062,699    (1,539,458)
(Increase) decrease in other assets      2,954,734     4,769,198
Increase (decrease) in accounts
payable                                (l8,944,929)  (35,915,338)
Resources provided by operations        66,988,091   (76,513,806)

                                        1995              1994
FINANCING

Private companies and financial
institutions loans                                    102,434,192
Payments to private companies
and financial institutions loans      (61,729,473)              0
Increase in capital stock              17,84O,138     10,929,825
Asset tax paid                                           (83,928)
Employees' profit sharing paid             (2,087)        (6,813)
Resources used in financing
activities                            (43,891,422)   113,273,276

INVESTMENT

Trust rights                         (32,979,241)   (11,758,94O)
Sale (investment)in land and
buildings                              4,990,910     (5,119,915)
Acquisition of other fixed assets    (19,782,695)    (3,476,210)
Sale (investment) of shares            4,193,377       (783,490)

Resources used in investment
activities                           (43,577,649)   (21,138,555)

(Decrease) increase in cash
and temporary investments            (20,480,980)    15,620,915

Cash and temporary investments at

beginning of year                     22,221,717      6,600,802

Cash and temporary investments
at end of year                        $1,740,737   $ 22,221,717

The accompanying notes are an integral part of these financial statements.


C.P. German Garcia Astiazaran     SR. Moises A. Ortiz Castillo
Administrative Director            Accountant

March 18th, 1996.

VALLE GRANDE, S.A. DE C.V. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 1995 AND
1994

NOTE 1) THE COMPANY'S MAIN ACTIVITIES

- The main activities of the company are offering lodging, restaurant, and bar services, as well as the renting of halls for special events.

OTHER SECONDARIES OBJECTIVES

a) Purchase and sale of all kinds of products for trading by the company or other companies.

b) The promotion and fomentation of industrial, commercial and touristic development and acquisition, sale or any other juridical acts that has to be with shares, participation certificates, bonds, debentures and all class of instruments issued by Mexican societies.

c) The promotion and fomentation of industrial, commercial and touristic development and acquisition, sale or any other juridical acts that has to be with real estate, factories, laboratories, plants, warehouses, machinery, furniture, credits and rights.

d) To grant, stand for, quarantee loans given to societies which the company is or is not the owner, as well as give any warranty in favor of third parties.

e) Give all kind of services and make promotional, enlargement or restructuration studies destined exclusively for societies with the company is proprietor of, or any other society which the company has the intention of having stock participation.

f) Acquire and rent all kind of real estate with the intention of selling or using them in all kind of business operations.

g) In general, carry out all class of representations, commissions, celebrate contracts and of all kind of acts necessary to reach the company's goals.

ACCOUNTING POLICIES

a)  Consolidation principles

The financial statements include the accounts of Valle Grande, S.A de C.V., and their subsidiaries, except Intervuelos, S.A. de C.V., Agrofrutales de Sonora, S. de R.L. de C.V., Hotelera Rio Sonora, S.A. de C.V., and Delfin Vacation Club, S.A. de C.V.; the balances of all the current accounts, as well as important transaction between related parties have been eliminated.

b)  Accounts receivable

A monthly allowance for doubtful accounts is registered, it is calculated by applying a 1% rate to the previous month sales.

c)  Inventories

Inventories are valued at their average cost their market value the amounts shown for inventories do not exceed.

d)  Property and equipment

The investment in real estate, furniture and equipment are registered at their acquisition and installation values.

The repairs and adaptations to these investments are capitalized, when those repairs represent additions or improvements to these assets.

Depreciation is determined on the assets balances at year's end by the straight-line method, calculated over the balance of the investments at the end of year. In this year, the depreciation rates were modificated due to an appraisal made by an independent expert, who provided the remainder useful life for each type of asset.

e)  Allowance and provisions

The company has allowances for seniority premiums, year end bonus, vacation premiums and dismissal indemnity, which are calculated on a monthly basis by applying to each month wages specific rates, that vary according to each company severance compensation plans.

f)  Financial statements presentation

The financial statements were prepared in conformity with B-10 accounting principle, consequently:

1. The financial statement are stated in constant Mexican pesos of December 31, 1995 purchasing power. In the statement of income items are restated monthly by applying to each months balances an restatement factor. This factor is obtained by dividing the National Consumer Price Index of the month the financial statement is referring to and the National Consumer Price Index of the month the income item balances refers to.

2. Restatement of the stockholders' equity is distributed between each item that conforms it.

The statement of changes in the financial position was prepared considering as resources provided or used, the change in constant
Mexican pesos the different items in the balance sheet.

NOTE 2) CASH AND BANK

The balance in this account is represented by cash funds and checking accounts in national and foreign currency (US dollars), U.S. dollars currency accounts are valuated at $7.6842 pesos for one dollar, this exchange rate is the prevailing at December 31, 1995. The balances of December 31, 1994 were restated with the annual inflation factor of 1.5196 for presentation purposes.

                                          1995         1994

Cash                                      $330,395       $178,545
Banks National Currency (U.S. dollars)   1,229,793      4,768,676
Banks Foreign Currency                     177,937        242,220
Investments in realizable securities          2,612     17,032,276
                                         1,740,737     22,221,717

NOTE 3) INTEGRATION OF NOTES AND TRADE ACCOUNTS RECEIVABLE

                                         1995          1994

Clients                                6,157,363   22,074,451

Others:
Wage credit                                            41,304
Sundry debtors                        11,762,061    7,563,336
Tax Advances                             330,359      259,785
Executives and employees                 239,359      232,961
Recoverable value added tax                236,495      387,076
Delfin Vacation Club, S.A. de C.V.       1,163,187            0
Notes receivable                                        123,671
Intervuelos, S.A. de C.V.                             3,102,560
Empresas Tapia Games, S.A. de C.V.                    1,203,108
Hotelera Rio Sonora, S.A. de C.V.                     1,176,687
Other debtors                              133,333    1,355,673
                                       $20,022,157  $37,520,612

Minus:
Allowance for doubtful accounts         (  241,727)   ( 367,309)
                                       $19,780,430  $37,153,303

NOTE 4) INTEGRATION OF ADVANCED PAYMENTS

Advanced to supplies                      $218,420     $206,360
Other advance payments                     133,920      332,031
Guaranty deposits                           78,755      117,707
                                          $431,095     $656,098

NOTE 5) INVESTMENTS IN SHARES

This item is represented by the acquisition of equity securities
(shares) and is integrated as follows:

Grupo Financiero Inverlat, S.A.         $7,078,894   $10,732,555
Banca Confia, S.A.                         698,047     1,060,752
Other investments                                0       177,011
                                        $7,776,941   $11,970,318

NOTE 6) INVESTMENTS IN AFFILIATED COMPANIES

                                             1995            1994

It's integration is as follows:

Delfin Vacation Blud, S.A. de C.V.        $3,774,770
Hotelera Rio Sonora, S.A. de C.V.          4,041,907   $6,142,082
Intervuelos, S.A. de C.V.                  2,778,100      629,322
Other enterprises of the group                 3,142            6
                                         $10,597,919   $6,771,410

NOTE 7) PROPERTY AND EQUIPMENT

                                        RESTATED FIGURES
                                            1995           1994

Land                                    $135,825,972 $114,614,312
Buildings and constructions              190,426,294  216,628,864
Furniture and equipment                   48,415,376   55,028,001
Transportation equipment                   2,890,115    2,999,441
                                         377,557,757  389,270,618
Accumulated depreciation                ( 42,673,399)
(60,442,067)
                                        $334,884,358 $328,828,551

The real estate property of Hotel Nainari, S.A. de C.V., (subsidiary Company) are granted as guarantee for the bond issue as guarantee for the loan of $10,000,000 American dollars given by Multibanco Comermex, S.A., real estate assets of subsidiaries companies, Hotel Pitic, S.A. de C.V., Hotel Nainari, S.A. de C.V. and Hotelera de Nogales, S.A. de C. V. were granted.

NOTE 8) BOND ISSUE EXPENSES

This item refers to incurred expenses in the issuing of the mortgage bonds, that will be amortizated in a 7 year period.

NOTE 9) PREPAID EXPENSES

This caption is represented by expenses of seniority premiums coming from previous years, these expenses will be amortizated in a 14 year period determined by the workers remanent labor life.

NOTE 10) OTHER ASSETS

Caption represented by one land and construction in process located in the city of Nogales, Sonora.

NOTE 11) INTEGRATION OF CURRENT NOTES AND ACCOUNTS PAYABLE

                                       1995            1994

Notes payable                       $35,067,594    $49,981,642
Suppliers                             3,380,277      8,140,353
Sundry creditors                     10,553,951     10,686,025
Taxes payable                         4,713,486      2,488,413
Invertur del pacifico, S.A. de C.V.           0      1,672,779
Payable tickets to airlines             296,889        251,614
Advances on reservation               3,018,969      1,921,862
Income tax payable                    1,246,078              0
Value added tax payable                 814,566      1,117,807
Other creditors                       1,896,912      2,298,687
                                    $60,988,722    $78,559,182

NOTE 12) INTEGRATION OF LONG TERM NOTES PAYABLE

BANCO MEXICANO, S.A.

Loan for $302,863 American dollars
valued at the exchange rate of
$7.6842 and $4.94 at December 31,
1995 and 1994 bearing interest at
the prime rate plus 6 points, with
maturity in December 5, 1995
interest and exchange loss.       $ 1,396,356     $ 2,273,539
Interest and exchange loss                            172,554

ARRENDADORA BANKCOMER, S.A.

Loans assigned to the acquisition
of fixed assets with maturity the
last of them on January of 1996.       34,482        830,164

BANCOMER, S.A.

Unsecured loans assigned to support
the operating expenses, with an
annual rate of 23% with maturity,
the last of them in January 26, 1993                6,686,240
Earned interest                                        83,298

INVERLAT, S.A.

Loan for $1,490,000 American
dollars valued at the exchange
rate of $7.6842 bearing interest
of libor rate plus 6 points
assigned to the acquisition of the
trust rights.  The maturity
is October 5, 2003 with the
grace period to the capital
payment for the first two years. $11,449,458
Earned Interest                    1,416,872

Loan for $6,935,000 American
dollars valued at the exchange
rate of $7.6842 and $4.94 at
December 31, 1995 and 1994
bearing interest of libor rate
plus 6.5 points with maturity
in October 5, 2009.              53,289,927       52,059,824
Earned interests                  6,488,971        1,120,726

MULTIBANCO COMERMEX, S.A.

Loan for $5,882,950 American
dollars valued at the exchange
rate of $7.6842 and $4.94 at
December 31, 1995 and 1994
bearing interest of libor rate
plus 7.5 points, assigned for
the reorganization of
liabilities with maturity on
July 5, 2002.                    45,205,765      44,162,270
Earned interest                   5,436,473       1,149,071

Loans for $4,117,050 American
dollars valued of the exchange
rate of $7.6842 and $4.94 at
December 31, 1995 and 1994
bearing interest of libor rate
plus 6.5 points, assigned for
the rooms remodeling with
maturity on July 5, 2002.       31,636,235       30,905,970
Earned interest                  3,554,642          731,791

Credit for $718,121 American
dollars value at the exchange
rate of $7.6842 and $4.94 at
December 31, 1995 and 1994 for
bearing interest of libor rate,
the rooms remodeling with
maturity on July 5, 2002.        4,869,357       6,526,111
Earned interest                  2,408,010         203,825

Loan for $4,000,000 American
dollars valued at the exchange
rate of $7.6842 and $4.94 at
December 31, 1995 and 1994 at
bearing interest of libor rate
plus 7 points assigned for
working capital and remodeling
with maturity on July 5, 2004. 32,547,754       30,027,296
Earned Interest                 2,300,094          937,820

INVERTUR DEL PACIFICO

Loan bearing interest of the CETES
rate with maturity on October
3, 1994                           583,814          887,164

FIDEICOMISO RIO SONORA

Loan for the acquisition of
land with expiration on
December 31, 1995                                5,096,185

EDUARDO AVINA BATIZ AND PARTNERS

Lona for the acquisition of
shares bearing interest of CD
rate plus P.RATE /2/2 with the
final expiration in May of
2000.                          7,365,003         8,882,214

BANCA SERFIN

Loan destinaded to assume the
liabilities and discharge the
solidary obligation that in
relation with that credit they
had with Invertur del Pacifico,
S.A. de C.V. and Burquez Brothers
with the purpose of consolidating
liabilities contracted by the
same financial institution,
bearing interest of 80% of
CETES with maturity on April
of 1995.                                       17,855,300
Earned Interest                                 1,499,055

Unsecured loan bearing interest
rate of 25.5% with maturity on
December 16, 1994.                             3,039,200
Interest                                         180,294

Unsecured loan with maturity
on October 13, 1995, with an
annual interest rate of 43%.   2,900,000
Earned Interest                  358,747

COMERMEX, S.A.

Financial lease contract
subscribed with Arrendamiento
Dinamico Serfin, S.A. de C.V.
to acquire computer equipment
with value of $208,474; the
interest rate was CETES (x) 1.3,
the life on the contract is
36 months.                                       207,672

ARRENDAMIENTO DINAMICO SERFIN, SA DE CV

Financial lease contract
subscribed for the acquisition
of computer equipment with
value of $208,474, the interest
rate agreed on CETES (x) by
1.3 with duration of 36
months.                          136,662               0

Other documented liabilities      48,097          74,245
                             213,426,719     215,591,828

Minus:
Current Portion               29,825,687      45,422,842
                            $183,601,032    $170,168,986

NOTE 13) LABOUR LIABILITIES

Derivated of the actuarial valuation of the labour liabilities of the company at December 31, 1994 the following data was obtained:

-Current benefit obligations as of:
$189,601.92

-Projected benefit obligations projected to:
a)  January 1, 1994:      $402,146.42
b)  December 31, 1994:   $422,369.02

-Asset as of:

a)  January 1, 1994:     $0.00
b)  December 31, 1994:   $0.00

-Unamortized prior service cost and plan modifications as of
December 31, 1994:  $0.00

-Unamortized assumption variations and experience adjustments
(loss)/gain, as of December 31, 1994:    $(5,149,63)

-additional liabilities adjusted amount as of December 31, 1994:
$(11,575.72)

-Unamortized transition liabilities as of December 31, 1994:
$297,763.98

-Net period cost as of January 2, 1994:
$131,990.52

All calculations were made by independent actuaries.

For the year of 1995, the actuarial study was not done for the company, because it was considerated that the allowance was adequate for the labour liabilities.

NOTE 14)  MORTGAGE BONDS

This item is represented by the issuing of 100,000 mortgage bonds, with a nominal value of one hundred pesos for each one with maturity on November 21, 1998, bearing variable interest rates.

The bonds will be amortized in 8 equal payments, these would be semestral, consecutive, fixed and without draws, starting the 42nd month after the issue, each semestral amortization include a complete series of bonds, with a nominal value of $1,250,000.

The derivated interest of this issue are payable quarterly;
however, the last time interest were paid was on November 21, 1992.

As a collateral, real estate assets of Hotel Nainari, S.A. de C.
V. (subsidiary) were given as mortgage; additionally financial and corporate structure limitations of the issuer were established in the contract.

NOTE 15) CAPITAL STOCK

The fixed capital stock is represented by 10,000,000 of shares with value of 10 cents each.

The variable capital stock is composed by 332,002,510 shares with face value of 10 cents each; which comes from the capitalization of the restatement of stockholders' equity accounts.

It's integration is as follows:

Fixed capital stock                     $  1,000,000
Variable capital stock                    37,829,910
Historic balance                          38,829,910
Restatement                               58,299,788

Restated balance                        $ 97,129,698

It's include in the variable capital stock, the proportion of the capital of Hoteles Valle Grande, S.A. de C.V., for $4,629,659, when we didn't consolidate the enterprise Delfin Vacation Club, S.A. de C.V., owner of 46,296,590 shares, 18% of capital of Hoteles Valle Grande, S.A. de C.V.

A portion of the stockholders' equity of Hoteles Valle Grande, S.A. de C.V., of $4,629,659 is included in the variable capital stock, when Delfin Vacation Club, S.A. de C.V., is not consolidating, since it is has 46,296,590 shares (18%) of Hoteles
Valle Grande, S.A. de C.V., stockholders' equity.

NOTE 16) RESTATEMENT OF FINANCIAL STATEMENTS

The financial statements are restated at replacement cost determined on the basis of appraisals made by independent experts at December 31, 1995.

The item "Surplus on restatement of capital" is composed as follows:

Results from monetary position             $ 15,357,345
Results from non monetary assets tenancy    271,804,338
                                           $287,161,683

The results from non monetary assets was obtained by comparing the restatement by using replacement cost and the restatement by using the variation for the year of the National Consumer Price Index, resulting for the year a gain in 1995 of $11,160,016 representing that the increase in value of the assets was larger than inflation.

The results from monetary position for 1995 resulted into a profit of $61,085,339 originated by having monetary liabilities larger than monetary assets, which decrease their real value due to inflation. This gain is applied to the years results under the item of "Operational monetary result".

NOTE 17) INTEGRAL COSTS OF FINANCING

His integration is next:

                                 1995            1994

Interest earned               $  3,852,345
Interest paid                  (39,291,137)  $(15,479,901)
Operational monetary result     61,085,339      4,324,350
Exchange gains                   4,649,325
Exchange loss                  (70,262,747)   (49,263,747)
                              $(39,966,875)  $(60,419,298)

The accompanying notes are an integral part of these financial statements.


C.P. GERMAN GARCIA ASTIAZARAN      SR. MOISES A. ORTIZ CASTILLO
Administrative Director            Accountant

March 18th, 1996.

I AGREE WITH THE TRANSLATION TO ENGLISH OF THESE FINANCIAL
STATEMENTS AND
THEIR NOTES WHICH ORIGINALLY WERE WRITTEN IN SPANISH.


DESPACHO SOTOMAYOR ELIAS, S.C.
CONTADORES PUBLICOS
                      Exhibit 2-Investment Letter

                   G/O International (Cayman) Inc.
                                  and
                        G/O International, Inc.

                           INVESTMENT LETTER


  G/O International (Cayman) Inc.
  P.O. Box 2097
  Grand Cayman, Cayman Islands, British West Indies

  G/O International, Inc.,
  11849 Wink
  Houston, Texas 77024


  Re: Acquisition of Ordinary Shares of G/O International
  (Cayman) Inc., a Cayman Island corporation (the "Company").

  Gentlemen,

     Pursuant to that certain Reorganization Plan and Agreement ("Plan") among the Company, G/O International, Inc., a Colorado corporation, the Company s parent ("G/O Colorado"), Valle Grande S.A. de C.V. a Mexican corporation ("Valle Grande") and the holders of 329,856,844 shares of the capital stock of Valle Grande (the "Valle Grande Shareholders") including the undersigned, being the holder of that number of shares of the capital stock of Valle Grande set forth in Schedule A of the Plan, the undersigned has agreed to exchange his, her or its shares of the capital stock of Valle Grande for that number of the Ordinary Shares of the Company as set forth in Schedule A to the Plan. In connection therewith, the undersigned hereby acknowledges that he, she or it has approved this exchange; that he, she or it is aware of all of the terms and conditions of the Plan; that he, she or it has received and personally reviewed a copy of any and all material documents regarding the Company and G/O Colorado which have been delivered for his, her or its review, including those documents set forth in Schedule M of the Plan and, based upon such review, desires to acquire at total of that number of the $0.0001 par value per share Ordinary Shares of the Company (the "Shares") set forth in Schedule A of the Plan, upon the terms set forth in the Plan. In connection therewith:


  1. Representations and Warranties of the Undersigned.

     (a) Respecting Offering Materials. The undersigned hereby represent and warrant that he, she or it :

          (1) has been furnished with those materials and documents set forth in Schedule M to the Plan
                 ("Disclosure Materials").

          (2)  has been given the opportunity to ask
                 questions of and receive answers from the officers and directors of the Company and G/O Colorado with respect to the issuance of the Ordinary Shares pursuant to the Plan, the Shares, the business of the Company and G/O Colorado and any other matters which they considered to be material to his her or its investment decision and all such questions have been answered to his, her or its full satisfaction;

          (3)  has not relied on any information or
                 representation other than those set forth in the Company's and G/O Colorado s Disclosure Materials and such other written information and representations as have been provided by the officers and directors of the Company and G/O Colorado pursuant to a specific question or request for additional information;

          (4) has not been presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.


     (b) Respecting Investor Suitability. The undersigned hereby represents and warrants that he, she or its:

          (1) is an "Accredited Investors" as that term is defined in Securities and Exchange Commission
                 Regulation D, promulgated under the Securities
                 Act of 1933, as amended (the "Act");

          (2) is capable of bearing the high degree of economic risk associated with this investment including, but not limited to, the possibility of complete loss of all his, her or its investment capital;

          (3) has sufficient financial and other resources to provide for anticipated financial needs, without taking into account any income which may be generated as a result of his, her or its investment in the Shares, and has no need for liquidity with respect to the investment in the Shares;

          (4) has total investments in illiquid investments that are reasonable in relation to his, her or its net worth and can afford the total loss of the investment in the Shares;

          (5) has had substantial experience in business of investments in one or more of the following:
                 (i) investment experience with securities, such as stock and bonds; (ii) ownership of interests in new ventures and start-up companies; and (iii) experience in business and financial dealings; and

          (6) can protect his, her or its own interests in an investment of this nature and does not have a "Purchaser Representative," as that term is defined in Regulation D of the Act and does not need such Representative.

          (7)  understands and agrees that the Shares
                 acquired pursuant to the Plan have not been and will not be registered under the Act, that the Shares are being offered and sold in reliance upon the exemption from registration afforded by Section 4(2) and Rule 506 of Regulation D as promulgated under the Act and that the Shares have not been registered with any state securities commission or other governmental authority. Undersigned hereby acknowledge that pursuant to the requirements of Section 4(2) and Rule 506 or Regulation D, the Shares acquired from the Company may not be transferred, sold or otherwise exchanged unless registered or in transactions that are exempt therefrom.


          (8) undersigned acknowledge that the Company and G/O Colorado are relying upon the representations made by him, her or its herein in transferring the Shares hereunder without registration under the Act pursuant to an exemption therefrom as provided in Section 4(2) and Rule 506 of Regulation D promulgated thereunder. Undersigned has consulted with legal counsel in connection with this transaction.

          (9) is purchasing the Shares exclusively for his, her or its own account and not for the account or benefit or on behalf of another person.



     (c) Respecting Investment Liquidity. The undersigned hereby represent and warrant that he, she or it:

          (1) has been advised that the Shares have not been registered under the Securities Act of 1933 in reliance on the exemption provided by Section 4(2) and Rule 506 of Regulation D of the Act relating to transactions not involving a public offering;

          (2) understands that the issuance of the Shares has not been approved or disapproved by the Securities and Exchange Commission or the securities regulatory authority of any state;

          (3) understands that the Shares, are, and will continue to be, unregistered securities which may not be assigned, sold, transferred, conveyed or hypothecated to any person unless such are subsequently registered under applicable Federal and state law, or unless an exemption from such registration is available to both the undersigned and the proposed transferee under such laws;

          (4)  understands that, the Company has no
                 obligation or intention to register the Shares for sale under the Act;

          (5) understand that there is at present a limited public market for the Shares and that the lack of a liquid market may make it impossible to liquidate the Shares when desired or at then current asking price, and there can be no assurances that an active public market will ever develop; and

          (6)  understands and acknowledges that this
                 investment may be long term, must be held indefinitely, and is, by nature, highly speculative.

  Undersigned further represent and warrant that all of the representations and warranties set forth above are true as of the date of this Investment Letter.


  2.      Representations and Warranties of the Company

           a. The Company is a corporation organized under the laws of the Cayman Islands with full corporate authority to conduct its business as now being conducted,

          b. The issuance of the Shares required to be delivered by the Company pursuant to this Agreement, will have been duly authorized by all necessary corporate action by the Company and will not violate any provision of the corporate statutes or similar organic documents of the Company.

          c. Neither the execution nor delivery of this Investment Letter nor the issuance of Shares, nor the performance, observance or compliance with the terms and provisions of this Investment Letter by the Company will violate any provision of law, any order of any court or other governmental agency, or any indenture, agreement or other instrument to which the Company is a party or by which the Company is bound. This Investment Letter, upon its execution and delivery by the Company and assuming the due authorization, execution and delivery by the other parties hereto, will be the valid, binding, and legally enforceable obligation of the Company.

     d. The Shares, when issued to undersigned will be duly and validly authorized and issued on a fully paid basis with no further right of assessment by the Company. In order to further compliance with the requirements of Regulation D, the Company shall cause the certificates delivered by the Company's transfer agent for delivery to the Purchaser to bear the following legend or one substantially similar thereto, to be contained on the certificate representing the
  Shares:

     "The securities represented by this certificate have been acquired pursuant to a transaction effected in reliance upon an exemption under the Securities Act of 1933, as amended (the "Act"), and have not been the subject to a Registration
       Statement under the Act or any state securities act. The securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."

     e. The Company will take any and all reasonable action necessary to assist the undersigned in obtaining timely transfer and delivery of the Shares as contemplated hereby (including the execution and delivery of such additional documents as may be required to effect transfer of the Shares to the undersigned thereof as contemplated hereby).

  3. Express Covenants of the Undersigned.

     (a) Respecting Resales and Transfers. The undersigned expressly represent, covenant and warrant that he, she or it:

          (1) will not transfer or assign this Investment Letter or any of its rights hereunder, and further agrees that the assignment and transferability of the Shares shall be made only in accordance with this Investment Letter and the Plan; and

          (2) will not, without the prior written consent of the Company, assign, sell, transfer, convey or hypothecate any interest in the Shares to any person, unless the proposed transfer may be lawfully completed without such consent under the applicable provisions of the Securities and Exchange Commission Rule 144 and/or Regulation D or pursuant to a registration.

     (b) Respecting Indemnification of the Company. The undersigned represents, warrants and agrees that he, she or it will indemnify and hold the Company and each of its officers, directors and principal shareholders harmless from and against all costs and expenses, including attorney's fees, judgments and amounts paid in settlement, which may be paid or incurred by any such person in connection with or as a result of any claim, demand, action or right of action which in anyway arises from or relates to any breach by the undersigned of any representation, warranty or covenant set forth in this Investment Letter or any incomplete, evasive or misleading answer to any question set forth in herein which has been completed by them and submitted herewith.

  4. Restrictive Legend. The Company intends to place the following restrictive legend, or a legend similar thereto, on each certificate representing the Common Stock:

          "The securities represented by this
       certificate have been acquired pursuant to a transaction effected in reliance upon an exemption under the Securities Act of 1933, as amended (the
       "Act"), and have not been the subject to a Registration Statement under the Act or any state securities act. The securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act."

  5. Notices. All notices or other communications which are, or may be, required or permitted to be given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company at the address first above written and to the undersigned at the address designated in undersigned's counterpart signature page to this Investment Letter tendered herewith.

  6. Governing Law. The offer and other transactions contemplated under this Agreement shall be construed in accordance with the governed by the laws of the Cayman
  Islands, British West Indies.

  7. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

    SIGNED

Versacce Limited                   By:/ss/Paine Webber Trust
Company

Capriccio Limited                  By:/ss/Paine Webber Trust
Company

Dolomiti Limited                   By:/ss/Paine Webber Trust
Company

Auto Rentas Del Pacifico           By:/ss/Agent

Tapia Gamez German                 By:/ss/Tapia Gamez German

Anna Maria Tapia Camou             By:/ss/Anna Maria Tapia Camou

L'Tonelli Limited                  By:/ss/Paine Webber Trust
Company

Inmobiliaria Cocoris               By:/ss/Inmobiliaria Cocoris

Berninee Limited                   By:/ss/Paine Webber Trust
Company

Ramon Fierro Echave                By:/ss/Ramon Fierro Echave


  SUBSCRIPTION ACCEPTANCE


     The subscription for Shares set forth in this Investment
  Letter is accepted by the Company on this 26th day of July, 1996.


                         G/O International (Cayman) Inc.



                         By: /ss/Peter Anderson
                     ------------------
                         Its Director


                         Exhibit 3- Finders


                     DIVIDEND ESCROW AGREEMENT


     THIS DIVIDEND ESCROW AGREEMENT is made and entered into as of the 26th day of July, 1996 between and among Luis A. Ochoa, Esq. of the Law Firm of DeConcini McDonald Brammer Yetwin &
  Lacy, as escrow agent, ("Escrow Agent"), and G/O
  International, Inc., a Colorado (the "Company").

                              RECITALS


     WHEREAS, the Company is the holder of a total of 2,099,809 shares of the $0.0001 par value per share Ordinary
  Shares of G/O International (Cayman) Inc., a Cayman Island corporation;

     WHEREAS, the Company, pursuant to that certain Reorganization Plan and Agreement dated July 26, 1996 among G/O International (Cayman) Inc., a Cayman Island corporation
  ( G/O Cayman ), (ii) G/O International, Inc., a Colorado corporation, (iii) Valle Grande S.A. de C.V., a Mexican corporation, and (iv) those persons or entities who are the beneficial owners of 329,856,844 shares of capital stock of Valle Grande which constitutes 96.45% of the issued and outstanding capital stock of Valle Grande (the "Valle Grande Shareholders"), has caused G/O Cayman to issue to the Valle Grande Shareholders, in exchange for 329,856,844 shares of the capital stock of Valle Grande tendered by such Valle Grande Shareholders, a total of 15,333,690 of the $0.0001 par value per share Ordinary Shares of G/O Cayman and, in addition, has agreed to: (i) immediately distribute the 2,099,809 of $0.0001 par value per share Ordinary Shares of G/O Cayman held by the Company to an escrow agent designated by the Valle Grande Shareholders to be held by such escrow agent for further distribution to those G/O Colorado Shareholders or their assigns, determined as of a dividend date selected by G/O Colorado, upon registration by G/O Cayman of its $0.0001 par value per share Ordinary Shares under Section 12(g) of the Securities Exchange Act of 1934, as amended;


     WHEREAS, Valle Grande desires that Escrow Agent be appointed for the purposes of receiving, holding and distributing the 2,099,809 Ordinary Shares, $0.0001 par value per share of G/O Cayman distributed by the Company based upon the terms stated herein and G/O Cayman and the Company agree to the appointment of Escrow Agent for such purposes.


     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter expressed, the parties hereto do hereby agree as follows:

     1. Appointment of Escrow Agent. Escrow Agent is hereby appointed by each of the signatories hereto as agent for the purpose of receiving holding and distributing all Shares delivered into escrow hereunder.

     2. Deposit of Shares.    Simultaneous with the execution
  and delivery of this Escrow Agreement, the Company shall deliver to Escrow Agent a share certificate representing a total of 2,099,809 of the $0.0001 par value per share Ordinary Shares of G/O Cayman (the "Shares"). The Shares shall be accompanied by: (1) a duly executed irrevocable Assignment Separate From Certificate with executed, in blank, by the Company with signatures guaranteed by a commercial bank or trust company having an office or correspondent in New York City or by a member of the New York Stock Exchange; and (2) a list compiled, as of the dividend date established by the Company, setting forth those shareholders of record of the Company that are entitled to the receipt of the Shares deposited with Escrow Agent and their respective shareholdings in the Company, as of such dividend date ("Shareholders List").


     3. Release of Escrow Shares. Upon receipt by the Escrow Agent of a copy of the registration materials of G/O Cayman stamped filed by the United States Securities and Exchange Commission, registering the $0.0001 par value per share Ordinary Shares of G/O Cayman under Section 12(g) of the Securities Exchange Act of 1934, as amended, Escrow Agent, shall release the Shares to the Company's shareholders, set forth in the Shareholder List. Each of the Company's shareholders shall receive that number of the G/O Cayman Ordinary Shares as determined by multiplying 2,009,809 by the fraction determined by dividing the number of shares of each respective shareholder of the Company as set forth in the
  Shareholder List by 5,985,372.   Escrow Agent shall maintain
  books and records of such Shares distributed, which shall be available for inspection by the Company's shareholders at the offices of the Escrow Agent upon 48 hours prior written request.


          4.   Concerning The Escrow Agent.  To induce the Escrow
         Agent to act hereunder, it is further agreed by the Company, that:

       (a) The Escrow Agent shall not be under any duty to give the Shares (the Shares deposited by the Company hereunder shall hereinafter be referred to collectively as the "Escrowed Property") held by it hereunder any greater degree of care than it gives its own similar property.

       (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

       (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delay.

       (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

       (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow
  Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

       (f) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. the Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amount that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment or funds which are part of the Escrowed Property and it is not responsible for any other reporting. This paragraph and paragraph (c) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of this Escrow Agent.

       (g) The Escrow Agent makes no representations as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

     (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

     (i) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any an all further obligations arising in connection with the Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at the time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agents sole responsibility after that time shall be to safe keep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a Final Order of a Court of competent jurisdiction.

     (j) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the content thereof.

     (k) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final non-appealable order of a Court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question.

     (l) The Company shall pay the Escrow Agent compensation
  (as payment in full for the services to be rendered by the Escrow Agent hereunder) in accordance with Schedule A attached hereto and incorporated herein at the time of Closing as provided in this Escrow Agreement and agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements for its counsel). It is agreed that the Escrow Shares shall be held by Escrow Agent as collateral for such payment of fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein and Escrow Agent may, after reasonable written notice to the Company liquidate such number of Escrow Shares as is necessary and reasonable to fully reimburse Escrow Agent for any fees or expenses due hereunder. It is understood that the Escrow Agent's fees may be adjusted from time to time to conform to its then-current guidelines.

     (m) The parties hereunder hereby irrevocably submit to the jurisdiction of any court located in Arizona in any action or proceeding arising out of or relating to this Escrow Agreement, and the parties hereby irrevocably agree that all claims in respect of any such action or proceeding shall be heard and determined in such a Arizona court. The parties hereby consent to and grant to any such court jurisdiction over the parsons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     (n) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mention the name of Escrow Agent or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

     (o) The Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and the respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph 7(i) with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties. This Escrow Agreement shall be construed in accordance with and governed by the internal law of Arizona (without reference to its rule as to conflicts of law). To the best knowledge of the principals to this transaction, neither the underlying transaction/purpose nor the Escrow Agreement violate any law or regulation.

     (p) This Escrow Agreement may only be modified by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in writing signed by the party to be charged.

     (q) The Company authorizes the Escrow Agent, for any securities held hereunder, to use the services of any United
  States central securities depository it deems appropriate, including. but not limited to the Depository Trust Company and the Federal Reserve Book Entry System.

     5. Effective Date and Termination. This Agreement shall become effective on the date of execution by Escrow Agent.
  All of the provisions of this Agreement shall be fully performed and the escrow established hereunder shall terminate upon the distribution of all Escrow Shares as contemplated hereby.

     6. Paragraph Headings and Counterpart Signature. All paragraph headings herein are inserted for convenience only. This Agreement may be executed in several counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

          7. Notices. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:

          If to the Escrow Agent:
               Luis A. Ochoa, Esq.
               DeConcini McDonald Brammer Yetwin & Lacy
               Suite 200
               2525 East Broadway Blvd.
               Tucson, Arizona 85716-5303

          If to the Company or G/O Colorado:
               G/O International, Inc.
               11849 Wink
               Houston, Texas 77024



  In Witness whereof, the undersigned have execute this Escrow
  Agreement this 26th day of July 1996.

  ESCROW AGENT

  By:/ss/Luis  A. Ochoa, Esq.


  G/O International, Inc.

  By:/ss/Jack L. Burns
  --------------------
  Its President



                          SHARE LOCKUP AGREEMENT


  THIS SHARE LOCKUP AGREEMENT ( Agreement ) is made and entered into as of the 26th day of July, 1996 between and among Givens Hall Bank & Trust Co., Ltd., as escrow agent, ("Escrow Agent"), and those beneficial owners of 1,379,849 of the $0.0001 par value per share Ordinary Shares (the "Shares") of G/O International (Cayman) Inc., a Cayman Island corporation and any of its successors (the "Company"), who may hereafter execute and deliver a "Counterpart Signature Page" in the form attached hereto as
Exhibit 1, evidencing the independent agreement of each such person, as a holder of Shares ("Shareholder") to be personally bound by all of the terms, conditions and provisions of this Share Lockup Agreement.

                                RECITALS

     WHEREAS, each Shareholder is the beneficial owner of that number of Shares set forth opposite his or its respective name in his or its Counterpart Signature Page executed and delivered herewith;

     WHEREAS, the Shares to which each Shareholder possesses beneficial ownership, as set forth in his or its counterpart signature page hereto are held in escrow (the Dividend Escrow ) by Luis A. Ochoa, Esq. of the Law Firm of DeConcini McDonald Brammer Yetwin & Lacy, Suite 200, 2525 East Broadway Blvd., Tucson, Arizona 85716 as dividend escrow agent ("Dividend Escrow Agent") acting for and on behalf of the Shareholders of G/O International, Inc., a Colorado corporation, and their respective assigns, which has distributed the Shares to the Dividend Escrow Agent for further distribution to the those holders of the shares of common stock of G/O International, Inc. as of July 24, 1996, and/or their assigns, all pursuant to the Dividend Escrow Agreement among the Escrow Agent and Luis A. Ochoa, Esq.; subject to the conditions contained in the Dividend Escrow Agreement;

     WHEREAS, each of the Shareholders, desires to limit the resale of each other Shareholder's Shares for and in consideration for their undertaking to limit the resale of their respective Shares and in connection therewith to appoint an escrow agent for purposes of holding and releasing the Shares upon written instructions executed by each of the Shareholders;


          NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter expressed, the parties hereto do hereby agree as follows:

     1. Appointment of Escrow Agent. Escrow Agent is hereby appointed by each of the signatories hereto as agent for the purpose of receiving and distributing all Shares delivered into escrow hereunder pursuant to the terms contained herein as may be further amended by Joint Instructions of the Shareholders.

     2. Deposit and Disbursement of Shares.

       (a) Each Shareholder through the Dividend Escrow Agent shall deposit his or its respective Shares to be released pursuant hereto with Escrow Agent for purposes of this Share Lockup Agreement ("Escrow Shares") upon release of the Shares from the Dividend Escrow. Simultaneous with the execution of this Agreement each Shareholder shall execute and deliver a Power of Attorney authorizing the Dividend Escrow Agent to deposit such Shares with Escrow Agent pursuant to this Share Lockup Agreement.

     (b) Concurrent with the delivery of the Shares and the Power of Attorney by the Dividend Escrow Agent to the Escrow Agent, the Dividend Escrow Agent shall deliver an executed Counterpart
Signature Page to this Share Lockup Agreement in a form substantially similar to Exhibit 1 hereto.

     3. Release of Escrow Shares. Escrow Agent, shall release, from time to time that number of shares of common stock as shall be set forth in a written instruction bearing the signature of each of the Shareholders. Such instruction shall, further, set forth instructions for the delivery of the Shares released. Escrow Agent shall maintain books and records of such Share deposits noting therein the date of receipt of the Shares and the accompanying Counterpart Signature Page and Power of Attorney.
In addition, the Escrow Agent shall maintain books and records of all Share releases, which shall be available for inspection by a Shareholder at the offices of the Escrow Agent upon 48 hours prior written request.


     4.   Concerning The Escrow Agent.  To induce the Escrow
Agent to act hereunder, it is further agreed by each of the Shareholders, that:

     (a) The Escrow Agent shall not be under any duty to give the Shares (the Shares deposited by the Shareholders hereunder shall hereinafter be referred to collectively as the "Escrowed Property") held by it hereunder any greater degree of care than it gives its own similar property.

     (b) This Share Lockup Agreement, as amended and or modified by Joint Instructions delivered by the Shareholders to the Escrow Agent, expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Share Lockup Agreement.

     (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses. including reasonable attorneys' fees and disbursements, arising out of and in connection with this Share Lockup Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delay.

     (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Share Lockup
Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

     (f) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Shareholders shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amount that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment or funds which are part of the Escrowed Property and it is not responsible for any other reporting. This paragraph and paragraph (c) shall survive notwithstanding any termination of this Share Lockup Agreement or the resignation of this Escrow Agent.

     (g) The Escrow Agent makes no representations as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

     (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

     (i) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any an all further obligations arising in connection with the Share Lockup Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at the time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agents sole responsibility after that time shall be to safe keep the Escrowed Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a Final Order of a Court of competent jurisdiction.

     (j) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the content thereof.

     (k) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final non-appealable order of a Court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by all of the Shareholders directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question.

     (l) The Shareholders shall pay the Escrow Agent compensation (as payment in full for the services to be rendered by the Escrow Agent hereunder) in accordance with Schedule A attached hereto and incorporated herein at the time of Closing as provided in this Share Lockup Agreement and agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements for its counsel). It is agreed that the Escrow Shares shall be held by Escrow Agent as collateral for such payment of fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein and Escrow Agent may, after reasonable written notice to the Shareholders liquidate such number of Escrow Shares as is necessary and reasonable to fully reimburse Escrow Agent for any fees or expenses due hereunder. It is understood that the Escrow Agent's fees may be adjusted from time to time to conform to its then-current guidelines.

     (m) The parties hereunder hereby irrevocably submit to the jurisdiction of any Cayman Island court in any action or proceeding arising out of or relating to this Share Lockup Agreement, and the parties hereby irrevocably agree that all claims in respect of any such action or proceeding shall be heard and determined in such a Cayman Island court. The parties hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     (n) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mention the name of Givens Hall Bank & Trust Co. Ltd. or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

     (o) The Share Lockup Agreement shall be binding upon and inure solely to the benefit of the parties hereto and the respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph 7(i) with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Share Lockup Agreement without the written consent of the other parties. This Share Lockup Agreement shall be construed in accordance with and governed by the internal law of Cayman Islands (without reference to its rule as to conflicts of law). To the best knowledge of the principals to this transaction, neither the underlying transaction/purpose nor the Share Lockup Agreement violate any law or regulation.

     (p) This Share Lockup Agreement may only be modified by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in writing signed by the party to be charged.

     (q) The Shareholders authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to the Depository Trust Company and the Federal Reserve Book Entry System.

     5. Effective Date and Termination. This Agreement shall become effective on the date of execution by Escrow Agent. All of the provisions of this Agreement shall be fully performed and the escrow established hereunder shall terminate upon the distribution of all Escrow Shares as contemplated hereby.

     6. Paragraph Headings and Counterpart Signature. All paragraph headings herein are inserted for convenience only.
This Agreement may be executed in several counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

     7. Notices. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:

          If to any Shareholder:

               The address set forth in such Purchasers
               Counterpart Signature Page, delivered in connection with this Agreement.

          If to the Escrow Agent:

               Givens Hall Bank & Trust Co. Ltd.,
               P.O. Box 2097
               Georgetown, Grand Cayman
               Cayman Islands, British West Indies


In witness whereof the undersigned has executed this Share Lockup
Agreement as of the date first above written.



ESCROW AGENT


Givens Hall Bank & Trust Co., Ltd.


By:/ss/Edna Bissell
-------------------
Director




                         SHARE LOCKUP AGREEMENT
                             SHAREHOLDER'S
                       COUNTERPART SIGNATURE PAGE

                               Exhibit 1

This Counterpart Signature Page for that certain Share Lockup Agreement dated as of July 26, 1996 among the undersigned as a Shareholder thereunder, Givens Hall Bank & Trust Co. Ltd. as Escrow Agent, and the other Shareholders that are signatories thereto is executed by the undersigned Shareholder as of the date first written above.

155,014                             Charlie Investments Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 9949-8295
                                    Shareholders Fax Number

20,669                              Cicero Cinzano Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address


                                    Shareholders Telephone Number



                                    Shareholders Fax Number

138,277                             David R. Strawn
Number of Shares deposited into     By:/ss/David R. Strawn
Lockup

                                    11440 West Bernardo Court
                                    Suite 300
                                    San Diego, California 92127
                                    Shareholders Address

                                    (619) 674-6624
                                    Shareholders Telephone Number

                                    (619) 674-6628
                                    Shareholders Fax Number



138,277                             David M. Klausmeyer
Number of Shares deposited into     By:/ss/David M. Klausmeyer
Lockup

                                    10878 Westheimer #178
                                    Houston, Texas 77042
                                    Shareholders Address

                                    (713) 827-8947
                                    Shareholders Telephone Number

                                    (713) 461-1470
                                    Shareholders Fax Number

5167                                Fairweather Securities, Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 949-8295
                                    Shareholders Fax Number

36,170                              Gordian Investments, Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 949-8295
                                    Shareholders Fax Number

36,170                              Huggermugger Limited
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 949-8295
                                    Shareholders Fax Number

689,924                             Novamar, Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 949-8295
                                    Shareholders Fax Number

5166                                Q-Marq Securities, Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 949-8295
                                    Shareholders Fax Number

155,014                             Yankee Investments Ltd.
Number of Shares deposited into     By:/ss/Peter D. Anderson
Lockup                              Director

                                    P.O. Box 2097
                                    Grand Cayman, Cayman Islands
                                    British West Indies
                                    Shareholders Address

                                    (809) 949-8141
                                    Shareholders Telephone Number

                                    (809) 949-8295
                                    Shareholders Fax Number

                               SCHEDULE A

                           ESCROW AGENT'S FEE



Escrow Agent shall charge a fee of $200.


                    Joint Escrow Instruction


Givens Hall Bank & Trust Co. Ltd.
P.O. Box 2097
Georgetown, Grand Cayman
Cayman Islands, British West Indies

RE: Distribution of Escrowed Shares


Gentlemen:

Based upon a mutual agreement of the Shareholders, you are hereby instructed to distribute to Q-Marq Securities, Ltd. ("Q-Marq"), on May 31, 1997, that number of Shares deposited by Yankee Investment, Ltd., Charlie Investments, Ltd. Gordian, Ltd., Huggermugger, Ltd. Cicero Cinzano, Ltd., Fairweather Securities, Ltd., Q-Marq Securities, Ltd., David R. Strawn and David M. Klausmeyer remaining, after any distribution authorized by a Joint Instruction of the Shareholders delivered subsequent hereto, determined by multiplying the number of Shares deposited by the persons and entities enumerated above (reduced by any distributions authorized by a Joint Instruction of the Shareholders prior to May 31, 1997) by the fraction, the numerator of which is the amount of Financing raised G/O International (Cayman) Inc., a Cayman Island corporation on or before May 31, 1997 and the denominator of which is USD$30,000,000. You are hereby instructed that any Shares deposited by the above enumerated persons or entities not otherwise distributed to such persons or entities from the Escrow on May 31, 1997, shall be distributed by you to Novamar Ltd.

Dated July 26, 1996


Yankee Investment Ltd.        By:/ss/Peter D. Anderson

Charlie Investments, Ltd.     By:/ss/Peter D. Anderson

Gordian, Ltd.                 By:/ss/Peter D. Anderson

Huggermugger, Ltd.            By:/ss/Peter D. Anderson

Cicero Cinzano, Ltd.          By:/ss/Peter D. Anderson

Fairweather Securities, Inc.  By:/ss/Peter D. Anderson

Q-Marq Securities, Inc.       By:/ss/Peter D. Anderson

Novamar Ltd.                  By:/ss/Peter D. Anderson

David R. Strawn               By:/ss/David R. Strawn

David M Klausmeyer            By:/ss/David M. Klausmeyer


                    SPECIAL POWER OF ATTORNEY

The Undersigned does hereby designate, constitute and appoint Luis A. Ochoa, Esq. of the Law Firm of DeConcini McDonald Brammer Yetwin & Lacy, with offices at: Suite 200, 2525 East Broadway Blvd., Tucson, Arizona 85716-5303 (the "Agent") as the true and lawful Attorney-In-Fact of the Undersigned, in the name, place and stead and on behalf of the Undersigned and for the use and benefit of the Undersigned:



     1. To tender Undersigned's Counter Part Signature Page to that certain Share Lock-Up Agreement between and among Givens Hall Bank & Trust, Ltd., Grand Cayman, Cayman Islands, British West Indies ("GHB&T"), and those beneficial owners of the Ordinary Shares of G/O International (Cayman) Inc. a Cayman island corporation, that shall execute and deliver a Counterpart Signature Page to the Share Lock-Up Agreement, for and an behalf of Undersigned.


     2. To tender to GHB&T, Undersigned s Shares as set forth in Undersigned's Counterpart Signature page to the Share Lock-Up Agreement, along with Undersigned s Assignment Separate from Certificate and a copy of this special Power of Attorney.


     3. To provide the transfer agent of G/O International (Cayman) Inc. with instructions to deliver the newly issued Ordinary Shares of the G/O International (Cayman) Inc. released to Undersigned under the Share Lock-Up Agreement in the name(s) designated in the Joint Instructions to the Share Lock-Up Agreement.


     4. To take such additional actions on behalf of Undersigned as shall be reasonable and prudent to conclude and fulfill the purposes of the Share Lock-Up
          Agreement.


Undersigned hereby certifies that he, she or it has reviewed this power attorney and is familiar with the powers and rights granted hereby and willfully and voluntarily and with full knowledge of its effects and consequences executes the same this 26th day of July 1996.

Charlie Investments, Ltd.      By:/ss/Peter D. Anderson
                               ------------------------
                               Director